Front Cover:

Prospectus

March 1, 2005 Prospectus,
As Supplemented June 1, 2005

Graphics:  Transamerica IDEX Mutual Funds Logo
Logos for Sub-Advisers: AEGON, Transamerica Fund Advisors, American Century Investments, ING Clarion Real Estate Securities, Federated, Franklin Templeton Investments, Great Companies, Janus, Jennison Associates, Marsico Capital Management, PIMCO, Salomon Brothers Asset Management, Transamerica Investment Management & T.Rowe Price

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.

Not insured by FDIC or any federal government agency. May lose value. Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

                         TRANSAMERICA IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------

SECTION A -- FUND DESCRIPTIONS

TABLE OF CONTENTS


-    ASSET ALLOCATION FUNDS
         TA IDEX Asset Allocation - Growth
              Portfolio...............................     5
         TA IDEX Asset Allocation - Moderate Growth
              Portfolio...............................     9
         TA IDEX Asset Allocation - Moderate
              Portfolio...............................    13
         TA IDEX Asset Allocation - Conservative
              Portfolio...............................    17

-    U.S. STOCK FUNDS
         TA IDEX American Century Large Company
              Value...................................    21
         TA IDEX Clarion Real Estate Securities.......    25
         TA IDEX Great Companies - America(SM)........    30
         TA IDEX Great Companies - Technology(SM).....    34
         TA IDEX Janus Growth.........................    38
         TA IDEX Jennison Growth......................    42
         TA IDEX Marsico Growth.......................    47
         TA IDEX Salomon All Cap......................    52
         TA IDEX Salomon Investors Value..............    57
         TA IDEX T. Rowe Price Health Sciences........    61
         TA IDEX T. Rowe Price Small Cap..............    66
         TA IDEX T. Rowe Price Tax-Efficient Growth...    71
         TA IDEX Transamerica Equity..................    76
         TA IDEX Transamerica Growth Opportunities....    80
         TA IDEX Transamerica Small/Mid Cap Value.....    85

-    GLOBAL/INTERNATIONAL STOCK FUNDS
         TA IDEX American Century International.......    89
         TA IDEX Templeton Great Companies Global.....    94

-    BALANCED FUNDS
         TA IDEX Transamerica Balanced................   100
         TA IDEX Transamerica Value Balanced..........   104

-    BOND AND MONEY MARKET FUNDS
         TA IDEX Federated Tax Exempt.................   108
         TA IDEX PIMCO Real Return TIPS...............   112
         TA IDEX PIMCO Total Return...................   117
         TA IDEX Transamerica Conservative High-Yield
              Bond....................................   122
         TA IDEX Transamerica Convertible
              Securities..............................   126
         TA IDEX Transamerica Flexible Income.........   130
         TA IDEX Transamerica Money Market............   135


Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific risks for an investor in the fund? Find out what types of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      SECTION B -- SHAREHOLDER INFORMATION

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


-    REGULATORY PROCEEDINGS......................................   138

-    INVESTMENT ADVISER..........................................   138

-    OPENING AN ACCOUNT
         By Mail.................................................   139
         Through an Authorized Dealer............................   139

-    BUYING SHARES
         By Check................................................   139
         By Automatic Investment Plan............................   139
         By Telephone............................................   139
         Through Authorized Dealers..............................   139
         By the Internet.........................................   139
         By Payroll Deduction....................................   139
         By Wire Transfer........................................   139

-    SELLING SHARES
         Direct Deposit - ACH....................................   139
         Direct Deposit - Wire...................................   140
         Check to Address of Record..............................   140
         Check to Another Party/Address..........................   140
         Systematic Withdrawal Plan..............................   140
         Through an Authorized Dealer............................   140

-    EXCHANGING SHARES
         Special Situations for Exchanging Shares................   140

-    REDEMPTION FEES
         Redemption Fee Assessment...............................   141
         Redemptions through Financial Intermediaries............   141
         Waiver/Exceptions/Changes...............................   141
         Involuntary Redemptions.................................   141

-    FEATURES AND POLICIES
         Market Timing/Excessive Trading.........................   141
         Checkwriting Service....................................   142
         Customer Service........................................   142
         Uncashed Checks Issued on Your Account..................   142
         Minimum Dividend Check Amounts..........................   142
         Minimum Account Balance.................................   142
         Telephone Transactions..................................   142
         Retirement (Fiduciary) Account Maintenance Fees.........   143
         Professional Fees.......................................   143
         Signature Guarantee.....................................   143
         Employer Sponsored Accounts.............................   143
         E-mail Communication....................................   143
         Reinvestment Privilege..................................   143
         Statements and Reports..................................   143
         Share Certificates......................................   144

-    PRICING OF SHARES
         How Share Price Is Determined...........................   144
         When Share Price Is Determined..........................   144
         How NAV Is Determined...................................   144

-    CHOOSING A SHARE CLASS
         Class A Shares - Front Load.............................   145
         Class B Shares - Back Load..............................   145
         Class C Shares - Level Load.............................   145
         Class M Shares - Level Load.............................   145
         Class T Shares - Front Load.............................   145
         Contingent Deferred Sales Charge........................   146

-    WAIVERS AND/OR REDUCTIONS OF CHARGES
         Class A and Class T Sales Charge Reductions.............   146
         Waiver of Class A and T Initial Sales Charges...........   147
         Waiver of Class A, Class B, Class C, Class M and Class T
            Contingent Deferred Sales Charges....................   147

-    DISTRIBUTION OF SHARES
         Distribution Plans......................................   147
         Distribution of Class A Shares..........................   147
         Distribution of Class B Shares..........................   147
         Distribution of Class C Shares..........................   147
         Distribution of Class M Shares..........................   147
         Class T Shares..........................................   147
         The Effect of Rule 12b-1................................   147

-    OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS..................   147

-    UNDERWRITING AGREEMENT......................................   149

-    DISTRIBUTIONS AND TAXES
         Taxes on Distributions in General.......................   149
         Distributions from TA IDEX Federated Tax Exempt.........   149
         Taxes on the Sale or Exchange of Shares.................   149
         Withholding Taxes.......................................   150
         Non-Resident Alien Withholding..........................   150
         TA IDEX PIMCO Real Return TIPS..........................   150
         Other Tax Information...................................   150
         Asset Allocation Funds..................................   150
         Investment Policy Changes...............................   150

-    APPENDIX A - EXPLANATION OF STRATEGIES AND RISKS............   A-1

-    APPENDIX B - BOND RATINGS...................................   B-1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SECTION A -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Growth Portfolio is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to invest 100% of the fund's assets in underlying TA IDEX funds that invest primarily in equities.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months. Additionally, the fund posts its holdings on its website 30 days after the end of each month.


- INVESTOR PROFILE
The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), a widely recognized unmanaged index of market performance

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2003                                                                             30.21
----                                                                             -----
2004                                                                             12.51

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          15.84%
------------------------------------------------------------
  Worst Quarter:                3/31/2003          (3.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          6.33%       3.71%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       5.88%       3.56%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      4.28%       3.11%
--------------------------------------------------------------------
  Class B                                        6.78%       4.12%
--------------------------------------------------------------------
  Class C                                       10.85%      19.56%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 10.85%       5.32%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                       CLASS OF SHARES
                                                       ---------------
                                                   A         B          C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on          5.50%      None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption     None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days    2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                       CLASS OF SHARES
                                                       ---------------
                                                   A         B          C
-----------------------------------------------------------------------------
 Management fees                                 0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees net(e)    0.00%     0.65%      0.65%
 Other expenses                                  0.28%     0.25%      0.19%
-----------------------------------------------------------------------------
                                                  ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES            0.38%     1.00%      0.94%
 EXPENSE REDUCTION(f)                           (0.00)%   (0.00)%    (0.00)%
                                                  ------------------------
 NET OPERATING EXPENSES                          0.38%     1.00%      0.94%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.
(e) Class A, B and C are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.

(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 0.45%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $587       $665       $751       $1,004
    B(+)       $602       $618       $652       $1,049
     C         $196       $300       $520       $1,155
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $587       $665       $751       $1,004
    B(+)       $102       $318       $552       $1,049
     C         $ 96       $300       $520       $1,155
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO CONSTRUCTION MANAGER:



   Morningstar Associates, LLC


   225 West Wacker Drive


   Chicago, Illinois 60606



PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:



The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.


PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.


Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.



A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds.


After combining the total net operating expenses of the fund with the weighted average of the total net operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.77%     2.39%     2.33%

These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A                                 CLASS B
                                            -----------------------------------------------------------------------------
                                                    Year or Period Ended                    Year or Period Ended
                                              October 31,       October 31,(a,b)      October 31,       October 31,(a,b)
                                            -----------------------------------------------------------------------------
                                                  2004           2003      2002           2004           2003      2002
                                            ----------------   --------   -------   ----------------   --------   -------
Net Asset Value, Beginning of Period               $9.82          $7.95    $10.00          $9.71          $7.91    $10.00
Investment Operations:
 Net Investment Income (Loss)                      (0.02)         (0.03)    (0.02)         (0.09)         (0.08)    (0.06)
 Net Realized and Unrealized Gain (Loss)            0.95           1.90     (2.03)          0.95           1.88     (2.03)
   Total Operations                                 0.93           1.87     (2.05)          0.86           1.80     (2.09)
                                            -----------------------------------------------------------------------------
Distributions:
 From Net Investment Income                            -              -         -              -              -         -
 From Net Realized Gains                               -              -         -              -              -         -
   Total Distributions                                 -              -         -              -              -         -
Net Asset Value, End of Period                    $10.75          $9.82     $7.95         $10.57          $9.71     $7.91
                                            =============================================================================

Total Return(c)                                     9.47%         23.52%   (20.50)%         8.96%         22.76%   (20.90)%
Net Assets, End of Period (000's)               $171,708        $55,209    $8,368       $160,959        $82,318   $10,452
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                           0.43%          0.45%     0.45%          1.05%          1.10%     1.10%
   Total(f)                                         0.38%          0.60%     1.65%          1.00%          1.25%     2.30%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                   (0.22)%        (0.30)%   (0.44)%        (0.82)%        (0.95)%   (1.09)%
 Portfolio Turnover Rate(g)                            5%            25%       31%             5%            25%       31%

                                                        CLASS C*
                                            ---------------------------------
                                                  Year or Period Ended
                                             October 31,     October 31,(a,b)
                                            ---------------------------------
                                                 2004              2003
                                            --------------   ----------------
Net Asset Value, Beginning of Period              $9.71             $7.86
Investment Operations:
 Net Investment Income (Loss)                     (0.08)            (0.08)
 Net Realized and Unrealized Gain (Loss)           0.94              1.93
   Total Operations                                0.86              1.85
                                            ---------------------------------
Distributions:
 From Net Investment Income                           -                 -
 From Net Realized Gains                              -                 -
   Total Distributions                                -                 -
Net Asset Value, End of Period                   $10.57             $9.71
                                            =================================
Total Return(c)                                    8.86%            23.54%
Net Assets, End of Period (000's)              $356,543          $116,956
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                          0.99%             1.10%
   Total(f)                                        0.94%             1.25%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                  (0.78)%           (0.95)%
 Portfolio Turnover Rate(g)                           5%               25%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Moderate Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months. Additionally, the fund posts its holdings on its website 30 days after the end of each month.


- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon and can tolerate some market volatility.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2003                                                                             26.70
2004                                                                             11.38

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003          13.35%
------------------------------------------------------------
  Worst Quarter:               3/31/2003          (2.14)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          5.25%       4.40%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       4.58%       3.98%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      3.53%       3.52%
--------------------------------------------------------------------
  Class B                                        5.69%       4.84%
--------------------------------------------------------------------
  Class C                                        9.76%      17.55%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 10.85%       5.32%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees net(e)   0.00%     0.65%      0.65%
 Other expenses                                 0.21%     0.21%      0.16%
----------------------------------------------------------------------------
                                               ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           0.31%     0.96%      0.91%
 EXPENSE REDUCTION(F)                          (0.00%)   (0.00%)    (0.00%)
                                               ------------------------------
 NET OPERATING EXPENSES                         0.31%     0.96%      0.91%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Class A, B and C are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.


(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 0.45%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $644       $715       $  922
    B(+)       $598       $606       $631       $  993
    C          $193       $290       $504       $1,120
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $644       $715       $  922
    B(+)       $ 98       $306       $531       $  993
    C          $ 93       $290       $504       $1,120
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

All Average Daily Net Assets.....................    0.10%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO CONSTRUCTION MANAGER:



   Morningstar Associates, LLC


   225 West Wacker Drive


   Chicago, Illinois 60606



PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:



The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.


PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.


Morningstar, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.



A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds.



After combining the total net operating expenses of the fund with the weighted average of the total net operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.64%     2.29%     2.24%

These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            -------------------------------------------------------------------
                                                  Year or Period Ended               Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,    October 31,(a,b)
                                            -------------------------------------------------------------------
                                               2004         2003      2002        2004         2003      2002
                                            -----------   --------   -------   -----------   --------   -------
Net Asset Value, Beginning of Period           $10.13        $8.37    $10.00      $10.09        $8.33    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.05         0.04      0.02       (0.02)       (0.02)    (0.01)
 Net Realized and Unrealized Gain (Loss)         0.87         1.77     (1.65)       0.85         1.78     (1.66)
   Total Operations                              0.92         1.81     (1.63)       0.83         1.76     (1.67)
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.08)      $(0.05)        -      $(0.02)           -         -
 From Net Realized Gains                            -            -         -           -            -         -
   Total Distributions                         $(0.08)      $(0.05)        -      $(0.02)           -         -
Net Asset Value, End of Period                 $10.97       $10.13     $8.37      $10.90       $10.09     $8.33
                                            ===================================================================

Total Return(c)                                  9.09%       21.79%   (16.30)%      8.25%       21.15%   (16.70)%
Net Assets, End of Period (000's)            $352,852     $136,295   $20,681    $333,533     $190,621   $33,241
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.32%        0.44%     0.45%       0.97%        1.09%     1.10%
   Total(f)                                      0.31%        0.44%     0.90%       0.96%        1.09%     1.55%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.45%        0.48%     0.41%      (0.19)%      (0.17)%   (0.24)%
 Portfolio Turnover Rate(g)                         3%          15%       21%          3%          15%       21%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.09            $8.31
Investment Operations:
 Net Investment Income (Loss)                   (0.02)           (0.02)
 Net Realized and Unrealized Gain (Loss)         0.86             1.80
   Total Operations                              0.84             1.78
                                            ------------------------------
Distributions:
 From Net Investment Income                    $(0.02)               -
 From Net Realized Gains                            -                -
   Total Distributions                         $(0.02)               -
Net Asset Value, End of Period                 $10.91           $10.09
                                            ==============================
Total Return(c)                                  8.35%           21.44%
Net Assets, End of Period (000's)            $675,562         $239,043
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.92%            1.09%
   Total(f)                                      0.91%            1.09%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.15)%          (0.17)%
 Portfolio Turnover Rate(g)                         3               15

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Moderate Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Moderate Portfolio is to seek capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 50% of assets in equities, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months. Additionally, the fund posts its holdings on its website 30 days after the end of each month.


- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index (LBABI Index), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2003                                                                             23.79
2004                                                                             10.98

-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               6/30/2003           11.74%
-----------------------------------------------------------
  Worst Quarter:              3/31/2003          (1.25)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-------------------------------------------------------------------
                                                        LIFE OF
                                              1 YEAR    FUND(2)
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                        4.88%     5.13%
-------------------------------------------------------------------
    Return after taxes on distributions(3)     3.79%     4.43%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    3.30%     3.99%
-------------------------------------------------------------------
  Class B                                      5.26%     5.59%
-------------------------------------------------------------------
  Class C                                      9.35%    16.06%
-------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses, or taxes)     10.85%     5.32%
-------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.34%     5.89%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees net(e)   0.00%     0.65%      0.65%
 Other expenses                                 0.18%     0.18%      0.14%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           0.28%     0.93%      0.89%
 EXPENSE REDUCTION(F)                          (0.00%)   (0.00%)    (0.00%)
                                                 -------------------------
 NET OPERATING EXPENSES                         0.28%     0.93%      0.89%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Class A, B and C, are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.


(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 0.45%.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $595       $596       $615       $  957
    C          $191       $284       $493       $1,096
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $ 95       $296       $515       $  957
    C          $ 91       $284       $493       $1,096
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO CONSTRUCTION MANAGER:



   Morningstar Associates, LLC


   225 West Wacker Drive


   Chicago, Illinois 60606



PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:



The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.


PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.


Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.



A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds.



After combining the total net operating expenses of the fund with the weighted average of the total net operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.57%     2.22%     2.18%

These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            -------------------------------------------------------------------
                                                  Year or Period Ended               Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,    October 31,(a,b)
                                            -------------------------------------------------------------------
                                               2004         2003      2002        2004         2003      2002
                                            -----------   --------   -------   -----------   --------   -------
Net Asset Value, Beginning of Period           $10.42        $8.76    $10.00      $10.37        $8.71    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.12         0.12      0.04        0.05         0.05      0.01
 Net Realized and Unrealized Gain (Loss)         0.84         1.62     (1.28)       0.83         1.63     (1.30)
   Total Operations                              0.96         1.74     (1.24)       0.88         1.68     (1.29)
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.15)      $(0.08)        -      $(0.09)      $(0.02)        -
 From Net Realized Gains                            -            -         -           -            -         -
   Total Distributions                         $(0.15)      $(0.08)        -      $(0.09)      $(0.02)        -
Net Asset Value, End of Period                 $11.23       $10.42     $8.76      $11.16       $10.37     $8.71
                                            ===================================================================

Total Return(c)                                  9.32%       19.98%   (12.40)%      8.62%       19.39%   (12.90)%
Net Assets, End of Period (000's)            $232,748     $116,102   $17,517    $261,772     $183,148   $38,969
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.28%        0.37%     0.45%       0.93%        1.02%     1.10%
   Total(f)                                      0.28%        0.37%     0.78%       0.93%        1.02%     1.43%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.13%        1.22%     0.83%       0.48%        0.57%     0.18%
 Portfolio Turnover Rate(g)                         1%          18%       12%          1%          18%       12%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.37            $8.71
Investment Operations:
 Net Investment Income (Loss)                    0.05             0.05
 Net Realized and Unrealized Gain (Loss)         0.84             1.63
   Total Operations                              0.89             1.68
                                            ------------------------------
Distributions:
 From Net Investment Income                    $(0.09)          $(0.02)
 From Net Realized Gains                            -                -
   Total Distributions                         $(0.09)          $(0.02)
Net Asset Value, End of Period                 $11.17           $10.37
                                            ==============================
Total Return(c)                                  8.67%           19.39%
Net Assets, End of Period (000's)            $518,527         $201,774
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.89%            1.02%
   Total(f)                                      0.89%            1.02%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.50%            0.57%
 Portfolio Turnover Rate(g)                         1%              18%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Moderate Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Conservative Portfolio is to seek current income and preservation of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months. Additionally, the fund posts its holdings on its website 30 days after the end of each month.


- INVESTOR PROFILE
The fund may be appropriate for investors who seek to preserve capital.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI Index), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2003                                                                             20.83
2004                                                                              9.93

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          9.83%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (1.40)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                        3.89%        5.91%
--------------------------------------------------------------------
    Return after taxes on distributions(3)     1.96%        4.74%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    2.72%        4.38%
--------------------------------------------------------------------
  Class B                                      4.19%        6.40%
--------------------------------------------------------------------
  Class C                                      8.19%       14.27%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.34%        5.89%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------
SHAREHOLDER FEES(fees paid directly from your investment)
                                                 CLASS OF SHARES
                                                 ---------------
                                             A         B        C
------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%      None     None
 purchases (as a % of offering price)
------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is
 lower)
------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%     2.00%
 redeemed)
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                 CLASS OF SHARES
                                                 ---------------
                                             A         B        C
------------------------------------------------------------------------
 Management fees                           0.10%     0.10%     0.10%
 Distribution and service (12b-1) fees     0.00%     0.65%     0.65%
 net(e)
 Other expenses                            0.18%     0.16%     0.17%
------------------------------------------------------------------------
                                            -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      0.28%     0.91%     0.92%
 EXPENSE REDUCTION(f)                      0.00%     0.00%     0.00%
                                            -------------------------
 NET OPERATING EXPENSES                    0.28%     0.91%     0.92%
------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1 % contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.
(e) Class A, B, and C are authorized under the fund's 12b-1 plan to pay fees of up to 0.35%, 1.00% and 1.00%, respectively. In addition, the underlying fund's Class A shares in which the fund invests imposes a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares has reduced the 12b-1 fees by the amount of underlying fund's Class A 12b-1 fees. The net amount is shown in the table.

(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 0.45%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $593       $590       $604       $  939
    C          $194       $293       $509       $1,131
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $577       $635       $699       $  886
    B(+)       $ 93       $290       $504       $  939
    C          $ 94       $293       $509       $1,131
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.


ADVISORY FEE:

Average Daily Net Assets.........................    0.10%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.



PORTFOLIO CONSTRUCTION MANAGER:



   Morningstar Associates, LLC


   225 West Wacker Drive


   Chicago, Illinois 60606



PORTFOLIO CONSTRUCTION MANAGER COMPENSATION



The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.


PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.


Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.



A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.


(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------


Shareholders in the fund will bear indirectly the proportionate expenses of the underlying TA IDEX funds in which the fund invests, including a 12b-1 fee of up to 0.35% incurred as a result of the fund's investment in Class A shares of the underlying TA IDEX funds.



After combining the total net operating expenses of the fund with the weighted average of the total net operating expense ratios of the underlying funds in which it invested as of the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:


CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.52%     2.15%     2.16%

These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A                                CLASS B
                                            ---------------------------------------------------------------------------
                                                    Year or Period Ended                   Year or Period Ended
                                               October 31,      October 31,(a,b)     October 31,      October 31,(a,b)
                                            ---------------------------------------------------------------------------
                                                  2004           2003      2002          2004          2003      2002
                                            -----------------   -------   ------   ----------------   -------   -------
Net Asset Value, Beginning of Period              $10.67          $9.22   $10.00        $10.66          $9.18    $10.00
Investment Operations:
 Net Investment Income (Loss)                       0.17           0.18     0.07          0.10           0.11      0.03
 Net Realized and Unrealized Gain (Loss)            0.77           1.47    (0.85)         0.76           1.47     (0.85)
   Total Operations                                 0.94           1.65    (0.78)         0.86           1.58     (0.82)
                                            ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                       $(0.51)        $(0.20)       -        $(0.44)        $(0.10)        -
 From Net Realized Gains                           (0.03)             -        -         (0.03)             -         -
   Total Distributions                             (0.54)         (0.20)       -         (0.47)         (0.10)        -
Net Asset Value, End of Period                    $11.07         $10.67    $9.22        $11.05         $10.66     $9.18
                                            ===========================================================================

Total Return(c)                                     8.97%         18.18%   (7.80)%        8.21%         17.38%    (8.20)%
Net Assets, End of Period (000's)                $99,811        $59,250   $9,482      $106,601        $85,134   $23,229
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                           0.29%          0.41%    0.45%         0.92%          1.06%     1.10%
   Total(f)                                         0.28%          0.41%    1.21%         0.91%          1.06%     1.86%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                    1.55%          1.80%    1.27%         0.93%          1.15%     0.62%
 Portfolio Turnover Rate (g)                          11%            22%       8%           11%            22%        8%

                                                         CLASS C*
                                            -----------------------------------
                                                   Year or Period Ended
                                              October 31,      October 31,(a,b)
                                            -----------------------------------
                                                  2004               2003
                                            ----------------   ----------------
Net Asset Value, Beginning of Period             $10.66               $9.19
Investment Operations:
 Net Investment Income (Loss)                      0.10                0.11
 Net Realized and Unrealized Gain (Loss)           0.76                1.46
   Total Operations                                0.86                1.57
                                            -----------------------------------
Distributions:
 From Net Investment Income                      $(0.44)             $(0.10)
 From Net Realized Gains                          (0.03)                  -
   Total Distributions                            (0.47)              (0.10)
Net Asset Value, End of Period                   $11.05              $10.66
                                            ===================================
Total Return(c)                                    8.26%              17.25%
Net Assets, End of Period (000's)              $182,112             $83,165
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                          0.93%               1.06%
   Total(f)                                        0.92%               1.06%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                   0.89%               1.15%
 Portfolio Turnover Rate (g)                         11%                 22%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Conservative Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, American Century Investment Management Inc. (American Century), seeks to achieve this objective by investing principally in:


- U.S. equity securities

The fund invests primarily in larger companies. Under normal market conditions the fund will have at least 80% of its assets in U.S. equity securities of companies comprising the Russell 1000 Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase and hold the stocks of these undervalued companies and hold them until these companies have returned to favor in the market and their stock prices have gone up.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.



The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's assets invested in U.S. equity securities at all times.


When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for an investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, or is investing through an IRA or other tax-advantaged retirement plans.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[BAR GRAPH]                    ------------------

2002                                                                            -19.77
2003                                                                             28.02
2004                                                                             13.72

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          16.05%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (17.41)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          7.47%       0.90%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       7.39%       0.88%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      4.95%       0.76%
--------------------------------------------------------------------
  Class B                                        8.09%       1.22%
--------------------------------------------------------------------
  Class C                                       11.79%      19.30%
--------------------------------------------------------------------
  Russell 1000 Value Index (reflects no
  deductions for fee, expenses, or taxes)       16.49%       7.89%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)(4)                  10.87%     (0.94)%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2001. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(4) This Index served as the fund's benchmark prior to January 13, 2005. This benchmark change was made as this index more accurately reflects the principal strategies and policies of the fund.


NOTE: Prior to March 1, 2004, this fund was named IDEX American Century Income & Growth and employed a different investment strategy.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Management fees                               0.85%     0.85%       0.85%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.29%     0.42%       0.64%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.49%     2.27%       2.49%

 EXPENSE REDUCTION(e)                         (0.00)%   (0.00)%     (0.04)%
                                              ------------------------------
 NET OPERATING EXPENSES                        1.49%     2.27%       2.45%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, and the current contractual advisory fees and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.45%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $693      $  995     $1,318      $2,232
    B(+)       $730      $1,009     $1,315      $2,409
    C          $348      $  772     $1,322      $2,823
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $693      $  995     $1,318      $2,232
    B(+)       $230      $  709     $1,215      $2,409
    C          $248      $  772     $1,322      $2,823
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.85%
Over $250 million up to $500 million............     0.80%
Over $500 million up to $750 million............    0.775%
Over $750 million...............................     0.70%


The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.



For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.88% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:


   American Century Investment Management Inc.

   American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of assets up to $250 million of average daily net assets; 0.40% of next $250 million of average daily net assets; 0.35% of next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $750 million.

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, is a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

BRENDAN HEALY, CFA, Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an MBA from the University of Texas.

American Century has provided investment advisory services to various clients since 1958.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                CLASS A
                                            -----------------------------------------------
                                                                Year or Period Ended
                                            October 31,           October 31,(a,b)
                                            -----------------------------------------------
                                               2004        2003     2002     2001     2000
                                            -----------   ------   ------   ------   ------
Net Asset Value, Beginning of Period            $9.09      $7.55    $8.79   $10.83   $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.11       0.04     0.01    (0.03)       -
 Net Realized and Unrealized Gain (Loss)         1.01       1.50    (1.25)   (2.01)    0.83
   Total Operations                              1.12       1.54    (1.24)   (2.04)    0.83
                                            -----------------------------------------------
Distributions:
 From Net Investment Income                    $(0.01)         -        -        -        -
 From Net Realized Gains                            -          -        -        -        -
   Total Distributions                         $(0.01)         -        -        -        -
Net Asset Value, End of Period                 $10.20      $9.09    $7.55    $8.79   $10.83
                                            ===============================================

Total Return(c)                                 12.38%     20.40%  (14.15)% (18.80)%   8.30%
 Net Assets, End of Period (000's)           $157,103     $8,988   $7,908   $5,183   $2,974
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.54%      1.85%    1.80%    1.55%    1.55%
   Total(f)                                      1.54%      2.56%    2.43%    2.49%    6.85%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.11%      0.53%    0.09%   (0.28)%  (0.42)%
 Portfolio Turnover Rate(g)                        61%       161%     113%     111%     111%

                                                                           CLASS B                               CLASS C*
                                            ----------------------------------------------------------------------------------------
                                                             Year or Period Ended                          Year or Period Ended
                                            October 31,        October 31,(a,b)         October 31,                 October 31,(a,b)
                                            ----------------------------------------------------------------------------------------
                                               2004        2003      2002      2001        2000          2004             2003
                                            -----------   -------   -------   -------   -----------   -----------   ----------------
Net Asset Value, Beginning of Period            $8.87       $7.41     $8.69    $10.79     $10.00         $8.87            $7.32
Investment Operations:
 Net Investment Income (Loss)                    0.02       (0.01)    (0.05)    (0.10)     (0.04)           --            (0.01)
 Net Realized and Unrealized Gain (Loss)         1.00        1.47     (1.23)    (2.00)      0.83          1.00             1.56
   Total Operations                              1.02        1.46     (1.28)    (2.10)      0.79          1.00             1.55
                                            ----------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.01)          -         -         -          -        $(0.01)               -
 From Net Realized Gains                            -           -         -         -          -             -                -
   Total Distributions                         $(0.01)          -         -         -          -         (0.01)               -
Net Asset Value, End of Period                  $9.88       $8.87     $7.41     $8.69     $10.79         $9.86            $8.87
                                            ========================================================================================
Total Return(c)                                 11.54%      19.70%   (14.76)%  (19.41)%     7.86%        11.38%           21.17%
 Net Assets, End of Period (000's)            $18,612     $17,245   $14,446   $11,623     $3,635        $7,586           $1,230
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.32%       2.50%     2.45%     2.20%      2.20%         2.50%            2.50%
   Total(f)                                      2.32%       3.21%     3.08%     3.14%      7.50%         2.54%            3.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.20%      (0.12)%   (0.56)%   (0.93)%    (1.07)%        0.04%           (0.12)%
 Portfolio Turnover Rate(g)                        61%         76%      161%      113%       111%           61%              76%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.
(b) TA IDEX American Century Large Company Value commenced operations on March 1, 2001. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of the fund is long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, ING Clarion Real Estate Securities LP (Clarion), seeks to achieve its objective by principally investing in equity securities of real estate companies that include:


- common stocks

- convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Securities selected by Clarion are purchased and sold based primarily on their dividend discount rates, coupled with its understanding of any critical short-term fundamental factors that might need to be considered in an investment decision. The two fundamental factors focused on are earnings and dividend growth. In order to obtain projections of these factors, Clarion analysts build detailed models which take into account other factors including funds from operations (FFO) sales margins and FFO multiples, that ultimately determine an individual company's cost of capital.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the fund does not directly invest in real estate.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.


- FIXED INCOME SECURITIES


The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:



- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal.


- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate.

These risks include:


- declining real estate value



- risks relating to general and local economic conditions



- over-building



- increased competition for assets in local and regional markets



- increases in property taxes



- increases in operating expenses or interest rates



- change in neighborhood value or the appeal of properties to tenants



- insufficient levels of occupancy



- inadequate rents to cover operating expenses


The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire Real Estate Securities Index (DJ Wilshire RES Index), a widely recognized unmanaged index of market performance which measures the performance of publicly traded real estate securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[BAR CHART]                    ------------------

2004                                                                             32.6

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2004         18.24%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (5.36)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         25.30%      33.26%
--------------------------------------------------------------------
    Return after taxes on distributions(3)      21.99%      29.69%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                     16.36%      26.38%
--------------------------------------------------------------------
  Class B                                       27.46%      35.28%
--------------------------------------------------------------------
  Class C                                       30.53%      36.44%
--------------------------------------------------------------------
  DJ Wilshire RES Index (reflects no
  deduction for fees, expenses, or taxes)       34.81%      40.76%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2003.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                 A()        B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.15%     0.23%      0.17%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.30%     2.03%      1.97%
 EXPENSE REDUCTIONS(E)                         (0.00)%   (0.00)%    (0.00)%
                                               ------------------------------
 NET OPERATING EXPENSES                         1.30%     2.03%      1.97%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal period ended October 31, 2004, and the current contractual advisory fees and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $675       $939      $1,224      $2,032
    B(+)       $706       $937      $1,193      $2,171
    C          $300       $618      $1,062      $2,296
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $675       $939      $1,224      $2,032
    B(+)       $206       $637      $1,093      $2,171
    C          $200       $618      $1,062      $2,296
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.775%
Over $500 million up to $1 billion...............    0.70%
Over $1 billion..................................    0.65%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:


ING Clarion Real Estate Securities LP

259 N. Radnor-Chester Road, Suite 205
Radnor, Pennsylvania 19087

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.375% of average daily net assets up to $500 million; 0.35% of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA and JOSEPH P. SMITH, CFA, serve as co-managers of this fund. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX CLARION REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A                          CLASS B
                                            ---------------------------------------------------------------
                                                 Year or Period Ended             Year or Period Ended
                                            October 31,   October 31,(a,b)   October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------
                                               2004             2003            2004             2003
                                            -----------   ----------------   -----------   ----------------
Net Asset Value, Beginning of Period           $12.25          $10.00           $12.22          $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.28            0.43             0.25            0.38
 Net Realized and Unrealized Gain (Loss)         3.05            1.95             3.03            1.95
   Total Operations                              3.33            2.38             3.28            2.33
                                            ---------------------------------------------------------------
Distributions:
 From Net Investment Income                     (0.53)          (0.13)           (0.45)          (0.11)
 From Net Realized Gains                        (1.06)              -            (1.06)              -
   Total Distributions                          (1.59)          (0.13)           (1.51)          (0.11)
Net Asset Value, End of Period                 $13.99          $12.25           $13.99          $12.22
                                            ---------------------------------------------------------------
Total Return(c)                                 29.30%          23.80%           28.96%          23.33%
Net Assets, End of Period (000's)            $125,423         $64,090           $4,042          $1,804
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.30%           1.75%            1.51%           2.40%
   Total(f)                                      1.30%           1.76%            1.51%           2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 2.16%           5.55%            1.97%           4.91%
 Portfolio Turnover Rate(g)                        73%             95%              73%             95%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $12.22          $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.17            0.38
 Net Realized and Unrealized Gain (Loss)         3.04            1.95
   Total Operations                              3.21            2.33
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.45)          (0.11)
 From Net Realized Gains                        (1.06)              -
   Total Distributions                          (1.51)          (0.11)
Net Asset Value, End of Period                 $13.92          $12.22
                                            ------------------------------
Total Return(c)                                 28.32%          23.33%
Net Assets, End of Period (000's)              $5,325          $1,913
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.22%           2.40%
   Total(f)                                      2.22%           2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.32%           4.91%
 Portfolio Turnover Rate(g)                        73%             95%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b)  TA IDEX Clarion Real Estate Securities commenced operations on March 1,
     2003.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets shows the expense ratio, which is total expenses less reimbursements by the investment adviser.
(f) Ratio of Total Expenses to Average Net Assets does not take into account reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any.
(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Great Companies - America(SM) is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

- large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in excess of $10 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and generate high returns on invested capital.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Great Companies strives to manage the fund in a tax-efficient manner by minimizing capital gains distributions through its investment strategy. To do so, Great Companies uses the following strategies:

 1. Whenever it intends to make a sale, it will sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

THIS FUND IS NON-DIVERSIFIED.

 WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poors 500 Composite Stock Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2001                                                                            -12.02
2002                                                                            -21.57
2003                                                                             23.80
2004                                                                              0.86

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.74%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (16.08)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         (4.69)%     (2.64)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)      (4.69)%     (2.64)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                     (3.05)%     (2.23)%
--------------------------------------------------------------------
  Class B                                       (4.67)%     (2.28)%
--------------------------------------------------------------------
  Class C                                       (0.78)%       9.39%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                      10.87%     (3.29)%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                               A          B           C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%       None        None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)   5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%       2.00%
 redeemed)
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                    CLASS OF SHARES
                                                    ---------------
                                               A          B           C
---------------------------------------------------------------------------
 Management fees                             0.775%     0.775%      0.775%
 Distribution and service (12b-1) fees       0.35%      1.00%       1.00%
 Other expenses                              0.400%     0.370%      0.460%
---------------------------------------------------------------------------
                                               -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.525%     2.145%      2.235%
 EXPENSE REDUCTION(e)                        (0.000)%  (0.000)%    (0.060)%
                                              ---------------------------
 NET OPERATING EXPENSES                      1.525%     2.145%      2.175%
---------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, and the current contractual advisory fees and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1,

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------


    2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.175%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.175%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $697      $1,005     $1,336      $2,268
    B(+)       $718      $  971     $1,252      $2,320
    C          $321      $  693     $1,192      $2,565

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $697    $1,005    $1,336      $2,268
    B(+)      $218    $  671    $1,152      $2,320
    C         $221    $  693    $1,192      $2,565
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.775%
Over $250 million up to $500 million............     0.75%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion.................................     0.65%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.79% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the next $500 million of average daily net assets; and 0.25% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.


GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31(a,b)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period            $8.77       $7.65     $8.96    $10.58    $10.00
Investment Operations:
 Net Investment Income (Loss)                       -           -     (0.01)    (0.02)        -
 Net Realized and Unrealized Gain (Loss)         0.08        1.12     (1.30)    (1.60)     0.58
   Total Operations                              0.08        1.12     (1.31)    (1.62)     0.58
                                            ===================================================
Distributions:
 From Net Investment Income                         -           -         -         -         -
 From Net Realized Gains                            -           -         -         -         -
   Total Distributions                              -           -         -         -         -
Net Asset Value, End of Period                  $8.85       $8.77     $7.65     $8.96    $10.58
                                            ===================================================

Total Return(c)                                  0.93%      14.64%   (14.59)%  (15.35)%    5.81%
Net Assets, End of Period (000's)             $44,056     $49,040   $55,508   $38,345   $13,377
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.55%       1.55%     1.55%     1.55%     1.55%
   Total(f)                                      1.55%       1.66%     1.66%     1.78%     3.38%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.00%       0.05%    (0.16)%   (0.18)%   (0.08)%
 Portfolio Turnover Rate(g)                        23%         54%       28%       65%        2%

                                                                 CLASS B                                    CLASS C*
                                            -----------------------------------------------------------------------------------
                                                           Year or Period Ended                       Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,   October 31,(a,b)
                                            -----------------------------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004             2003
                                            -----------   -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $8.57       $7.52     $8.87    $10.56   $10.00       $8.57           $7.51
Investment Operations:
 Net Investment Income (Loss)                   (0.06)      (0.05)    (0.08)    (0.08)   (0.02)      (0.06)          (0.05)
 Net Realized and Unrealized Gain (Loss)         0.09        1.10     (1.27)    (1.61)    0.58        0.08            1.11
   Total Operations                              0.03        1.05     (1.35)    (1.69)    0.56        0.02            1.06
                                            ===================================================================================
Distributions:
 From Net Investment Income                         -           -         -         -        -           -               -
 From Net Realized Gains                            -           -         -         -        -           -               -
   Total Distributions                              -           -         -         -        -           -               -
Net Asset Value, End of Period                  $8.60       $8.57     $7.52     $8.87   $10.56       $8.59           $8.57
                                            ===================================================================================
Total Return(c)                                  0.35%      13.96%   (15.26)%  (15.98)%   5.62%       0.23%          14.11%
Net Assets, End of Period (000's)             $54,460     $62,205   $53,256   $40,769   $7,839     $26,700          $4,474
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.17%       2.20%     2.20%     2.20%    2.20%       2.20%           2.20%
   Total(f)                                      2.17%       2.31%     2.31%     2.43%    4.03%       2.26%           2.31%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.62)%     (0.60)%   (0.81)%   (0.83)%  (0.73)%     (0.64)%         (0.60)%
 Portfolio Turnover Rate(g)                        23%         54%       28%       65%       2%         23%             54%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/30/2004.
(b) TA IDEX Great Companies - America(SM) commenced operations on July 14, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Great Companies - Technology(SM) is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology or related products and services.

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, companies that rely extensively on technology in their product development or operations, and have benefited from technological progress in their operating history, with a particular focus on companies in the communication sector and related fields. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; strong corporate governance; have been in business for at least 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by the sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and have strong corporate governance, as well as high returns as invested capital. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the fund.

To determine which "great company" in which the fund should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Great Companies strives to manage the fund in a tax efficient manner. The fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies seeks to follow the following strategies:

 1. Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the fund may decrease if technology-related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.


- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ 100 Index, a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed on the NASDAQ Stock Market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR GRAPH]

2001                                                                            -34.36
2002                                                                            -39.42
2003                                                                             48.81
2004                                                                              7.47

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/2001           35.04%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (34.51)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)


--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          1.56%     (19.43)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       1.56%     (19.43)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      1.01%     (15.40)%
--------------------------------------------------------------------
  Class B                                        2.44%     (19.18)%
--------------------------------------------------------------------
  Class C                                        5.89%      23.97%
--------------------------------------------------------------------
  NASDAQ 100 Index (reflects no deduction for
  fees, expenses, or taxes)                     10.44%     (18.50)%
--------------------------------------------------------------------


(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%       None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%      2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Management fees                               0.80%      0.80%      0.80%
 Distribution and service (12b-1) fees         0.35%      1.00%      1.00%
 Other expenses                                0.21%      0.11%      0.80%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%      1.91%      2.60%
 EXPENSE REDUCTION(e)                         (0.00)%    (0.00)%    (0.40)%
                                               --------------------------
 NET OPERATING EXPENSES                        1.36%      1.91%      2.20%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------


    expenses exceed 1.20%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.20%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $681       $957      $1,254      $2,095
    B(+)       $694       $900      $1,132      $2,090
    C          $323       $771      $1,345      $2,905
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $681       $957      $1,254      $2,095
    B(+)       $194       $600      $1,032      $2,090
    C          $223       $771      $1,345      $2,905
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.79% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.


GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A
                                       ------------------------------------------------
                                                     Year or Period Ended
                                       October 31,            October 31,(a,b)
                                       ------------------------------------------------
                                          2004        2003      2002     2001     2000
                                       -----------   -------   ------   ------   ------
Net Asset Value, Beginning of Period       $3.61       $2.56    $3.63    $7.93   $10.00
Investment Operations:
 Net Investment Income (Loss)              (0.04)      (0.04)   (0.05)   (0.06)       -
 Net Realized and Unrealized Gain
   (Loss)                                   0.23        1.09    (1.02)   (4.24)   (2.07)
   Total Operations                         0.19        1.05    (1.07)   (4.30)   (2.07)
                                       ------------------------------------------------
Distributions:
 From Net Investment Income                    -           -        -        -        -
 From Net Realized Gains                       -           -        -        -        -
   Total Distributions                         -           -        -        -        -
Net Asset Value, End of Period             $3.80       $3.61    $2.56    $3.63    $7.93
                                       ------------------------------------------------

Total Return(c)                             5.26%      41.02%  (29.45)% (54.26)% (20.66)%
Net Assets, End of Period (000's)       $119,985     $78,289   $6,445   $7,106   $6,322
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                   1.36%       1.55%    1.55%    1.55%    1.55%
   Total(f)                                 1.36%       1.90%    2.61%    2.68%    5.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                   (1.12)%     (1.23)%  (1.40)%  (1.04)%  (0.64)%
 Portfolio Turnover Rate(g)                   41%         24%      64%      58%      11%

                                                           CLASS B                                  CLASS C*
                                       --------------------------------------------------------------------------------
                                                    Year or Period Ended                      Year or Period Ended
                                       October 31,           October 31,(a,b)            October 31,   October 31,(a,b)
                                       --------------------------------------------------------------------------------
                                          2004        2003     2002     2001     2000       2004             2003
                                       -----------   ------   ------   ------   ------   -----------   ----------------
Net Asset Value, Beginning of Period      $3.51       $2.50    $3.58    $7.91   $10.00      $3.51            $2.45
Investment Operations:
 Net Investment Income (Loss)             (0.06)      (0.06)   (0.08)   (0.10)   (0.02)     (0.07)           (0.06)
 Net Realized and Unrealized Gain
   (Loss)                                  0.23        1.07    (1.00)   (4.23)   (2.07)      0.23             1.12
   Total Operations                        0.17        1.01    (1.08)   (4.33)   (2.09)      0.16             1.06
                                       --------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                   -           -        -        -        -          -                -
 From Net Realized Gains                      -           -        -        -        -          -                -
   Total Distributions                        -           -        -        -        -          -                -
Net Asset Value, End of Period            $3.68       $3.51    $2.50    $3.58    $7.91      $3.67            $3.51
                                       --------------------------------------------------------------------------------
Total Return(c)                            4.84%      40.40%  (30.12)% (54.80)% (20.86)%     4.56%           43.27%
Net Assets, End of Period (000's)        $6,874      $7,864   $4,348   $5,938   $3,295     $4,089             $739
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                  1.91%       2.20%    2.20%    2.20%    2.20%      2.20%            2.20%
   Total(f)                                1.91%       2.55%    3.26%    3.33%    6.20%      2.60%            2.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                  (1.68)%     (1.88)%  (2.05)%  (1.69)%  (1.29)%    (1.94)%          (1.88)%
 Portfolio Turnover Rate(g)                  41%         24%      64%      58%      11%        41%              24%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Great Companies - Technology(SM) commenced operations on July 14, 2000. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Janus Growth is growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve, this objective by investing principally in:

- equity securities listed on national exchanges or on NASDAQ that the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's manager builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's manager also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's manager subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's manager may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

1995                                                                             47.12
1996                                                                             17.06
1997                                                                             16.82
1998                                                                             63.98
1999                                                                             58.46
2000                                                                            -28.22
2001                                                                            -28.29
2002                                                                            -30.68
2003                                                                             31.54
2004                                                                             14.97

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999           31.77%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (31.66)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------------
                                                        10 YEARS OR
                                     1 YEAR   5 YEARS   INCEPTION(2)
------------------------------------------------------------------------
  Class A(3)
------------------------------------------------------------------------
    Return before taxes               8.65%   (12.60)%     10.30%
------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                  8.65%   (12.88)%      8.56%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                         5.62%   (10.20)%      8.49%
------------------------------------------------------------------------
  Class B(3)                          9.38%   (12.47)%      7.28%
------------------------------------------------------------------------
  Class C(3)                         13.23%     NA         20.99%
------------------------------------------------------------------------
  Class T(3)                          5.31%   (12.82)%     10.26%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                             10.87%   (2.30)%      12.06%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) Returns for Class B and C are from the date of inception of the class.


(3) Date of inception for Class A (5/8/1986); Class B (10/1/1995); Class T (6/4/1985); and Class C (11/11/2002).

(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                               CLASS OF SHARES
                                               ---------------
                                      A         B          C         T*
--------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a % of    5.50%      None       None      8.50%
 offering price)
--------------------------------------------------------------------------
 Maximum deferred sales charge
 (load)
 (as a percentage of purchase      None(a)   5.00%(b)   1.00%(c)    None
 price or redemption proceeds,
 whichever is lower)
--------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a         2.00%     2.00%      2.00%      2.00%
 percentage of amount redeemed)
--------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                               CLASS OF SHARES
                                               ---------------
                                      A         B          C         T*
--------------------------------------------------------------------------
 Management fees                    0.77%     0.77%      0.77%      0.77%
 Distribution and service (12b-1)   0.35%     1.00%      1.00%      0.00%
 fees
 Other expenses                     0.25%     0.22%      0.08%      0.38%
--------------------------------------------------------------------------
                                   ----------------------------------------
 TOTAL ANNUAL FUND OPERATING        1.37%     1.99%      1.85%      1.15%
 EXPENSES
 EXPENSE REDUCTION(e)              (0.00)%   (0.00)%    (0.00)%    (0.00)%
                                   ----------------------------------------
 NET OPERATING EXPENSES             1.37%     1.99%      1.85%      1.15%
--------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

(b)Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c)Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d)Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, and the current contractual advisory fees and/or expense limits.

(e)Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.30%, excluding 12b-1 fees.

*Not available to new investors.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $682      $  960     $1,259      $2,106
    B(+)       $702      $  924     $1,173      $2,157
    C          $288      $  582     $1,001      $2,169
    T          $957      $1,184     $1,429      $2,129

---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $682      $  960     $1,259      $2,106
    B(+)       $202      $  624     $1,073      $2,157
    C          $188      $  582     $1,001      $2,169
    T          $957      $1,184     $1,429      $2,129
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $750 million............     0.77%
Over $750 million up to $1.5 billion............     0.75%
Over $1.5 billion up to $3 billion..............     0.70%
Over $3 billion.................................    0.675%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.88% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC
   151 Detroit Street
   Denver, Colorado 80206-4805

SUB-ADVISORY FEE:


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; 0.30% of the next $750 million of average daily net assets; 0.25% of the next $1.5 billion of average daily net assets; and 0.225% of average daily net assets in excess of $3 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.


PORTFOLIO MANAGER:

EDWARD KEELY, CFA, Vice President, serves as manager of this fund. Mr. Keely has been sole manager of this fund since January, 2000. Previously, he served as co-manager of the fund starting January, 1999. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                     CLASS A
                              ------------------------------------------------------
                                               Year or Period Ended
                              October                  October 31,(a)
                              ------------------------------------------------------
                                2004       2003       2002       2001        2000
                              --------   --------   --------   --------   ----------
Net Asset Value, Beginning
 of Period                    $  19.73   $  15.87   $  19.64   $  43.81   $    46.72
Investment Operations:
 Net Investment Income
  (Loss)                         (0.21)     (0.21)     (0.22)     (0.24)        0.03
 Net Realized and Unrealized
  Gain (Loss)                     2.04       4.07      (3.55)    (20.80)        5.35
  Total Operations                1.83       3.86      (3.77)    (21.04)        5.38
                              ------------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -            -
 From Net Realized Gains             -          -          -      (3.13)       (8.29)
  Total Distributions                -          -          -      (3.13)       (8.29)
Net Asset Value, End of
 Period                       $  21.56   $  19.73   $  15.87   $  19.64   $    43.81
                              ======================================================

Total Return(c)                   9.28%     24.32%    (19.21)%   (51.31)%      10.82%
Net Assets, End of Period
 (000's)                      $573,640   $583,674   $505,704   $770,590   $1,727,573
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.60%      1.70%      1.66%      1.49%        1.39%
  Total(f)                        1.60%      1.72%      1.69%      1.49%        1.42%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (1.01)%    (1.22)%    (1.10)%    (0.83)%      (0.61)%
 Portfolio Turnover Rate(g)         41%        62%        62%        64%          41%

                                                    CLASS B
                              ----------------------------------------------------
                                              Year or Period Ended
                              October                 October 31,(a)
                              ----------------------------------------------------
                                2004       2003       2002       2001       2000
                              --------   --------   --------   --------   --------
Net Asset Value, Beginning
 of Period                    $  18.45   $  14.93   $  18.63   $  42.08   $  45.38
Investment Operations:
 Net Investment Income
  (Loss)                         (0.32)     (0.31)     (0.34)     (0.41)     (0.36)
 Net Realized and Unrealized
  Gain (Loss)                     1.91       3.83      (3.36)    (19.91)      5.35
  Total Operations                1.59       3.52      (3.70)    (20.32)      4.99
                              ----------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -          -
 From Net Realized Gains             -          -          -      (3.13)     (8.29)
  Total Distributions                -          -          -      (3.13)     (8.29)
Net Asset Value, End of
 Period                       $  20.04   $  18.45   $  14.93   $  18.63   $  42.08
                              ====================================================
Total Return(c)                   8.62%     23.58%    (19.86)%   (51.74)%    10.11%
Net Assets, End of Period
 (000's)                      $203,408   $233,731   $224,348   $354,949   $775,252
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          2.22%      2.35%      2.31%      2.14%      2.04%
  Total(f)                        2.22%      2.37%      2.35%      2.14%      2.07%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (1.59)%    (1.87)%    (1.75)%    (1.48)%    (1.26)%
 Portfolio Turnover Rate(g)         41%        62%        62%        64%        41%

                                       CLASS C*             CLASS T
                              --------------------------------------
                                 Year or Period Ended       Year or Period Ended
                              October    October 31,(a,b)   October
                              --------------------------------------
                                2004           2003           2004
                              --------   ----------------   --------
Net Asset Value, Beginning
 of Period                    $ 18.45         $14.74        $  20.45
Investment Operations:
 Net Investment Income
  (Loss)                        (0.30)         (0.32)          (0.16)
 Net Realized and Unrealized
  Gain (Loss)                    1.88           4.03            2.10
  Total Operations               1.58           3.71            1.94
                              --------------------------------------
Distributions:
 From Net Investment Income         -              -               -
 From Net Realized Gains            -              -               -
  Total Distributions               -              -               -
Net Asset Value, End of
 Period                       $ 20.03         $18.45        $  22.39
                              ======================================
Total Return(c)                  8.62%         25.17%           9.49%
Net Assets, End of Period
 (000's)                      $71,196         $  735        $246,052
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                         2.08%          2.35%           1.38%
  Total(f)                       2.08%          2.37%           1.38%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                     (1.44)%        (1.88)%         (0.75)%
 Portfolio Turnover Rate(g)        41%            62%             41%

                                                CLASS T
                              -------------------------------------------
                                       Year or Period Ended
                                            October 31,(a)
                              -------------------------------------------
                                2003       2002       2001        2000
                              --------   --------   --------   ----------
Net Asset Value, Beginning
 of Period                       16.40      20.20      44.76        47.45
Investment Operations:
 Net Investment Income
  (Loss)                         (0.16)     (0.16)     (0.14)        0.25
 Net Realized and Unrealized
  Gain (Loss)                     4.21      (3.64)    (21.29)        5.35
  Total Operations                4.05      (3.80)    (21.43)        5.60
                              -------------------------------------------
Distributions:
 From Net Investment Income          -          -          -            -
 From Net Realized Gains             -          -      (3.13)       (8.29)
  Total Distributions                -          -      (3.13)       (8.29)
Net Asset Value, End of
 Period                       $  20.45   $  16.40   $  20.20   $    44.76
                              ===========================================
Total Return(c)                  24.70%    (18.82)%   (51.07)%      11.20%
Net Assets, End of Period
 (000's)                      $416,719   $368,301   $546,317   $1,232,295
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.35%      1.31%      1.14%        1.04%
  Total(f)                        1.37%      1.34%      1.14%        1.07%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                     (0. 87)%    (0.75)%    (0.48)%      (0.26)%
 Portfolio Turnover Rate(g)         62%        62%        64%          41%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Jennison Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. and foreign companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom-up" approach, researching and evaluating individual companies, to manage the fund's investments.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:


- superior absolute and relative earnings growth



- above average revenue and earnings per share growth



- sustainable or improving profitability



- strong balance sheets


In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:


- strong market position with a defensible franchise



- unique marketing competence



- strong research and development leading to superior new product flow



- capable and disciplined management


Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuates in price, the value of your investments in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


- MEDIUM-SIZED COMPANIES


Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

- political instability and small markets
- different market trading days

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.


Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate significant fluctuations in the value of their investment.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the funds expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

1997                                                                             21.11
1998                                                                             -5.34
1999                                                                             29.33
2000                                                                            -28.56
2001                                                                             10.06
2002                                                                            -20.92
2003                                                                             30.94
2004                                                                             10.20

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1998           24.98%
------------------------------------------------------------
  Worst Quarter:              9/30/1998         (24.42)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                4.14%      (3.25)%      3.69%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   4.14%      (4.15)%      2.28%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          2.69%      (3.32)%      2.30%
----------------------------------------------------------------------
  Class B                              4.58%      (2.94)%      3.72%
----------------------------------------------------------------------
  Class C                              8.81%        NA        19.95%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              10.87%      (2.30)%      9.23%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on February 1, 1996. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: Jennison has been the fund's sub-adviser since December 1, 2000. Prior to that date, a different firm managed the fund, and the performance set forth prior to that date is attributable to that manager. Also, prior to March 1, 2004, the fund was named IDEX Jennison Equity Opportunity, and the fund employed different investment strategies.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                         CLASS OF SHARES
                                                         ---------------
                                                     A         B          C
-------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on            5.50%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption       None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-------------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or   2.00%     2.00%      2.00%
 less (as a percentage of amount redeemed)
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                         CLASS OF SHARES
                                                         ---------------
                                                     A         B          C
-------------------------------------------------------------------------------
 Management fees                                   0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees             0.35%     1.00%      1.00%
 Other expenses                                    0.44%     0.44%      0.59%
-------------------------------------------------------------------------------
                                                  ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES              1.59%     2.24%      2.39%
 EXPENSE REDUCTIONS(e)                            (0.00)%   (0.00)%    (0.00)%
                                                  ------------------------------
 NET OPERATING EXPENSE                             1.59%     2.24%      2.39%
-------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $703      $1,024     $1,368      $2,335
    B(+)       $727      $1,000     $1,300      $2,411
    C          $342      $  745     $1,275      $2,726
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $703      $1,024     $1,368      $2,335
    B(+)       $227      $  700     $1,200      $2,411
    C          $242      $  745     $1,275      $2,726
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Jennison Associates LLC
   466 Lexington Avenue
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $500 million of average daily net assets; 0.35% of the average daily net assets over $500 million.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Michael A. Del Balso, Spiros Segalas and Kathleen
A. McCarragher are the portfolio managers of the fund. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales or individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the fund are supported by members of Jennison's Large Cap Growth Equity Team, which is compromised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

MICHAEL A. DEL BALSO joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

SPIROS SEGALAS was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

KATHLEEN A. MCCARRAGHER joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and a director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX JENNISON GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                    October 31,                 October 31,(a)
                                  -------------------------------------------------------
                                        2004          2003      2002      2001      2000
                                  ----------------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                                 $8.54          $6.88     $8.04    $10.26   $12.14
Investment Operations:
 Net Investment Income (Loss)           (0.07)         (0.04)    (0.05)    (0.01)   (0.13)
 Net Realized and Unrealized
   Gain (Loss)                           1.05           1.70     (1.11)    (1.17)   (1.54)
 Total Operations                        0.98           1.66     (1.16)    (1.18)   (1.67)
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income                 -              -         -         -        -
 From Net Realized Gains                    -              -         -     (1.04)   (0.21)
   Total Distributions                      -              -         -     (1.04)   (0.21)
Net Asset Value, End of Period          $9.52          $8.54     $6.88     $8.04   $10.26
                                  =======================================================

Total Return (c)                        11.48%         24.13%   (14.47)%  (11.08)% (14.06)%
Net Assets, End of Period
 (000's)                              $57,760        $18,833   $21,836   $17,670   $4,147
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                1.59%          1.75%     1.75%     1.55%    1.55%
   Total(f)                              1.59%          1.90%     1.82%     2.44%    2.66%
 Net Investment Income (Loss) to
   Average Net Assets(d)                (0.79)%        (0.54)%   (0.52)%   (0.11)%  (0.87)%
 Portfolio Turnover Rate(g)               147%           100%       98%      158%     244%

                                                          CLASS B
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                    October 31,                 October 31,(a)
                                  -------------------------------------------------------
                                        2004          2003      2002      2001      2000
                                  ----------------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                                 $8.14          $6.60     $7.77    $10.01   $11.93
Investment Operations:
 Net Investment Income (Loss)           (0.12)         (0.08)    (0.10)    (0.05)   (0.17)
 Net Realized and Unrealized
   Gain (Loss)                           1.01           1.62     (1.07)    (1.15)   (1.54)
 Total Operations                        0.89           1.54     (1.17)    (1.20)   (1.71)
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income                 -              -         -         -        -
 From Net Realized Gains                    -              -         -     (1.04)   (0.21)
   Total Distributions                      -              -         -     (1.04)   (0.21)
Net Asset Value, End of Period          $9.03          $8.14     $6.60     $7.77   $10.01
                                  =======================================================
Total Return (c)                        10.93%         23.33%   (15.10)%  (11.54)% (14.70)%
Net Assets, End of Period
 (000's)                              $34,667        $37,500   $37,363   $31,922   $3,483
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                2.24%          2.40%     2.40%     2.20%    2.20%
   Total(f)                              2.24%          2.55%     2.47%     3.09%    3.31%
 Net Investment Income (Loss) to
   Average Net Assets(d)                (1.37)%        (1.19)%   (1.17)%   (0.76)%  (1.52)%
 Portfolio Turnover Rate(g)               147%           100%       98%      158%     244%

                                               CLASS C*
                                  -----------------------------------
                                         Year or Period Ended
                                    October 31,      October 31,(a,b)
                                  -----------------------------------
                                        2004               2003
                                  ----------------   ----------------
Net Asset Value, Beginning of
 Period                                 $8.14              $6.60
Investment Operations:
 Net Investment Income (Loss)           (0.15)             (0.09)
 Net Realized and Unrealized
   Gain (Loss)                           1.06               1.63
 Total Operations                        0.91               1.54
                                  -----------------------------------
Distributions:
 From Net Investment Income                 -                  -
 From Net Realized Gains                    -                  -
   Total Distributions                      -                  -
Net Asset Value, End of Period          $9.05              $8.14
                                  ===================================
Total Return (c)                        11.18%             23.33%
Net Assets, End of Period
 (000's)                              $13,717               $607
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                                2.39%              2.40%
   Total(f)                              2.39%              2.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                (1.68)%            (1.19)%
 Portfolio Turnover Rate(g)               147%               100%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Marsico Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Banc of America Capital Management, LLC, has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

- common stocks

The fund, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large-and medium-sized companies selected for their growth potential.

Stocks for this fund are selected based on an approach that combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management and reasonable valuations in light of projected growth rates.

To determine whether a security could have favorable growth prospects, Marsico ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

- prospects for above-average sales and earnings growth per share

- high return on invested capital

- free cash flow generation

- sound balance sheet, financial and accounting policies and overall financial strength

- apparent use of conservative accounting standards, and transparent financial disclosure

- strong competitive advantages

- effective research, product development and marketing

- pricing flexibility

- strength of management

- general operating characteristics that will enable the company to compete successfully in its marketplace

Marsico may sell the fund's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential or there are more attractive opportunities elsewhere.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.


- MEDIUM-SIZED COMPANIES


Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

- currency trading costs

- different accounting and reporting practices

- less information available to the public
- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

2000                                                                             -8.22
2001                                                                            -14.19
2002                                                                            -27.12
2003                                                                             27.23
2004                                                                             11.31

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         12.50%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (16.03)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)


----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                5.18%       (5.14)%   (0.49)%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   5.18%       (5.21)%   (0.58)%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          3.37%       (4.33)%   (0.46)%
----------------------------------------------------------------------
  Class B                              5.68%       (4.94)%   (0.21)%
----------------------------------------------------------------------
  Class C                              9.34%         N/A      15.15%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              10.87%       (2.30)%     1.13%
----------------------------------------------------------------------


(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Note: Prior to November 1, 2002, a different firm managed the fund, and the performance set forth prior to that date is attributable to that manager. Marsico employs different investment strategies than the previous sub-adviser.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.37%     0.33%      0.60%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND                              1.52%     2.13%      2.40%
 OPERATING EXPENSES
 EXPENSE REDUCTION(e)                          (0.00)%   (0.00)%    (0.00)%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.52%     2.13%      2.40%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.40%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,004     $1,333      $2,263
    B(+)       $716      $  967     $1,244      $2,307
    C          $343      $  748     $1,280      $2,736
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,004     $1,333      $2,263
    B(+)       $216      $  667     $1,144      $2,307
    C          $243      $  748     $1,280      $2,736
---------------------------------------------------------

(+)Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Banc of America Capital Management, LLC
   101 South Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.375% of the next $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of $1 billion.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico, and co-manages the investment program of TA IDEX Marsico Growth. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX MARSICO GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                 CLASS A
                                            --------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            --------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   ------
Net Asset Value, Beginning of Period           $8.97        $7.56     $9.10    $12.54   $11.40
Investment Operations:
 Net Investment Income (Loss)                  (0.05)       (0.08)    (0.06)    (0.05)    0.02
 Net Realized and Unrealized Gain (Loss)        0.23         1.49     (1.48)    (3.25)    1.15
 Total Operations                               0.18         1.41     (1.54)    (3.30)    1.17
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                        -            -         -         -        -
 From Net Realized Gains                           -            -         -     (0.14)   (0.03)
   Total Distributions                             -            -         -     (0.14)   (0.03)
Net Asset Value, End of Period                 $9.15        $8.97     $7.56     $9.10   $12.54
                                            --------------------------------------------------

Total Return(c)                                 2.01%       18.65%   (16.88)%  (26.63)%  10.29%
Net Assets, End of Period (000's)            $37,186      $34,167    $5,752    $7,361   $6,587
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       1.52%        1.75%     1.73%     1.55%    1.55%
   Total(f)                                     1.52%        1.80%     2.05%     2.03%    2.53%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (0.58)%      (0.97)%   (0.56)%   (0.43)%  (0.47)%
 Portfolio Turnover Rate(g)                       85%         129%       34%       15%      25%

                                                                 CLASS B
                                            --------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            --------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   ------
Net Asset Value, Beginning of Period           $8.68        $7.36     $8.92    $12.41   $11.35
Investment Operations:
 Net Investment Income (Loss)                  (0.10)       (0.12)    (0.11)    (0.11)   (0.06)
 Net Realized and Unrealized Gain (Loss)        0.22        $1.44     (1.45)    (3.24)    1.15
 Total Operations                               0.12         1.32     (1.56)    (3.35)    1.09
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                        -            -         -         -        -
 From Net Realized Gains                           -            -         -     (0.14)   (0.03)
   Total Distributions                             -            -         -     (0.14)   (0.03)
Net Asset Value, End of Period                 $8.80        $8.68     $7.36     $8.92   $12.41
                                            --------------------------------------------------
Total Return(c)                                 1.38%       17.93%   (17.52)%  (27.25)%   9.54%
Net Assets, End of Period (000's)            $19,792      $19,723   $14,130   $15,081   $7,908
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.13%        2.40%     2.38%     2.20%    2.20%
   Total(f)                                     2.13%        2.45%     2.70%     2.68%    3.18%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (1.19)%      (1.62)%   (1.21)%   (1.08)%  (1.12)%
 Portfolio Turnover Rate(g)                       85%         129%       34%       15%      25%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $8.68            $7.18
Investment Operations:
 Net Investment Income (Loss)                  (0.12)           (0.12)
 Net Realized and Unrealized Gain (Loss)        0.22             1.62
 Total Operations                               0.10             1.50
                                            ------------------------------
Distributions:
 From Net Investment Income                        -                -
 From Net Realized Gains                           -                -
   Total Distributions                             -                -
Net Asset Value, End of Period                 $8.78            $8.68
                                            ------------------------------
Total Return(c)                                 1.27%           20.89%
Net Assets, End of Period (000's)             $9,379           $1,200
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.40%            2.40%
   Total(f)                                     2.40%            2.46%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (1.38)%          (1.62)%
 Portfolio Turnover Rate(g)                       85%             129%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Marsico Growth commenced operations on March 1, 1999. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on any initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Salomon All Cap is to seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While the SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:


- low market valuations measured by SaBAM's valuation models.



- positive changes in earnings prospects because of factors such as:



  - new, improved or unique products and services



  - new or rapidly expanding markets for the company's products



  - new management



  - changes in the economic, financial, regulatory or political environment particularly affecting the company



  - effective research, product development and marketing



  - a business strategy not yet recognized by the marketplace


While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:



  - changes in currency value



  - currency speculation



  - currency trading costs



  - different accounting and reporting practices



  - less information available to the public



  - less (or different) regulation of securities markets



  - more complex business negotiations



  - less liquidity



  - more fluctuations in prices



  - delays in settling foreign securities transactions



  - higher costs for holding shares (custodial fees)



  - higher transaction costs



  - vulnerability to seizure and taxes



  - political instability and small markets



  - different market trading days


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- PREFERRED STOCKS
Preferred stocks may include obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2000                                                                             16.88
2001                                                                              1.55
2002                                                                            -26.86
2003                                                                             37.56
2004                                                                              7.93

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          22.99%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (21.67)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                      1 YEAR     5 YEARS    FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                2.00%      4.02%      8.24%
--------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   1.99%      3.71%      7.86%
--------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          1.30%      3.25%      6.92%
--------------------------------------------------------------------
  Class B                              2.27%      4.36%      8.62%
--------------------------------------------------------------------
  Class C                              6.13%       N/A      20.64%
--------------------------------------------------------------------
  Russell 3000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              11.95%     (1.16)%     2.32%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                             A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%      None      None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                CLASS OF SHARES
                                                ---------------
                                             A         B          C
----------------------------------------------------------------------------
 MANAGEMENT FEES                           0.78%     0.78%      0.78%
 DISTRIBUTION AND SERVICE (12B-1) FEES     0.35%     1.00%      1.00%
 OTHER EXPENSES                            0.20%     0.19%      0.21%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.33%     1.97%      1.99%
 EXPENSE REDUCTIONS(e)                    (0.00)%   (0.00)%    (0.00)%
                                             ----------------------------
 NET OPERATING EXPENSES                    1.33%     1.97%      1.99%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisers, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
A              $678       $948      $1,239      $2,063
B(+)           $700       $918      $1,162      $2,130
C              $302       $624      $1,073      $2,317
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
A              $678       $948      $1,239      $2,063
B(+)           $200       $618      $1,062      $2,130
C              $202       $624      $1,073      $2,317
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.78% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $20 million of average daily net assets; 0.50% of the next $20-$100 million of average daily net assets; and 0.40% of average daily net assets over $100 million.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,              October 31,(a,b)
                                            ----------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   -------
Net Asset Value, Beginning of Period           $13.95       $10.34    $13.63    $15.51    $11.70
Investment Operations:
 Net Investment Income (Loss)                   (0.03)       (0.04)        -      0.12      0.08
 Net Realized and Unrealized Gain (Loss)         0.88         3.65     (3.15)    (1.58)     3.92
 Total Operations                                0.85         3.61     (3.15)    (1.46)     4.00
                                            ----------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -         -         -
 From Net Realized Gains                            -            -     (0.14)    (0.42)    (0.19)
   Total Distributions                              -            -     (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period                 $14.80       $13.95    $10.34    $13.63    $15.51
                                            ====================================================

Total Return(c)                                  6.09%       34.91%   (23.44)%   (9.49)%   34.50%
Net Assets, End of Period (000's)            $438,047     $271,958   $57,528   $77,791   $25,575
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.33%        1.55%     1.55%     1.58%     1.58%
   Total(f)                                      1.33%        1.64%     1.65%     1.68%     2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.17)%      (0.36)%   (0.03)%    0.75%     0.45%
 Portfolio Turnover Rate(g)                        25%          30%      162%       82%       91%

                                                                   CLASS B
                                            -----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,              October 31,(a,b)
                                            -----------------------------------------------------
                                               2004         2003       2002      2001      2000
                                            -----------   --------   --------   -------   -------
Net Asset Value, Beginning of Period           $13.53       $10.08     $13.41    $15.36    $11.66
Investment Operations:
 Net Investment Income (Loss)                   (0.11)       (0.12)     (0.10)     0.02     (0.03)
 Net Realized and Unrealized Gain (Loss)         0.85         3.57      (3.09)    (1.55)     3.92
 Total Operations                                0.74         3.45      (3.19)    (1.53)     3.89
                                            -----------------------------------------------------
Distributions:
 From Net Investment Income                         -            -          -         -         -
 From Net Realized Gains                            -            -      (0.14)    (0.42)    (0.19)
   Total Distributions                              -            -      (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period                 $14.27       $13.53     $10.08    $13.41    $15.36
                                            =====================================================
Total Return(c)                                  5.48%       34.23%    (24.11)%  (10.09)%   33.72%
Net Assets, End of Period (000's)            $150,829     $158,147   $130,709   $167,214  $38,203
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.97%        2.20%      2.20%     2.23%     2.20%
   Total(f)                                      1.97%        2.29%      2.30%     2.33%     3.06%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.80)%      (1.01)%    (0.68)%    0.10%    (0.20)%
 Portfolio Turnover Rate(g)                        25%          30%       162%       82%       91%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $13.53          $10.26
Investment Operations:
 Net Investment Income (Loss)                   (0.12)          (0.12)
 Net Realized and Unrealized Gain (Loss)         0.85            3.39
 Total Operations                                0.73            3.27
                                            ------------------------------
Distributions:
 From Net Investment Income                         -               -
 From Net Realized Gains                            -               -
   Total Distributions                              -               -
Net Asset Value, End of Period                 $14.26          $13.53
                                            ==============================
Total Return(c)                                  5.43%          31.87%
Net Assets, End of Period (000's)             $65,391          $2,547
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.99%           2.20%
   Total(f)                                      1.99%           2.29%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.83)%         (1.01)%
 Portfolio Turnover Rate(g)                        25%             30%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Salomon All Cap commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX SALOMON INVESTORS VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Salomon Investors Value is to seek long-term growth of capital. Current income is a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in:

-common stocks of established U.S. companies.

SaBAM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. The fund manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, SaBAM looks for:


- share prices that appear to be temporarily oversold or do not reflect positive company developments



- share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis



- special situations including corporate events, changes in management, regulatory changes or turnaround situations



- company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition


To a lesser degree, the fund invests in income producing securities such as debt securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

1998                                                                             -7.24
1999                                                                              8.32
2000                                                                             17.30
2001                                                                             -1.87
2002                                                                            -20.29
2003                                                                             29.09
2004                                                                             10.00

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          18.74
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (20.39)
------------------------------------------------------------

TA IDEX SALOMON INVESTORS VALUE
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------------
                                                                LIFE OF
                                        1 YEAR      5 YEARS     FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.95%       4.25%       5.05%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                     3.19%       3.91%       4.73%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                            3.41%       3.54%       4.25%
------------------------------------------------------------------------
  Class B                                4.43%       4.62%       5.16%
------------------------------------------------------------------------
  Class C                                8.07%          NA      18.67%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                10.87%     (2.30)%       7.24%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1997. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less(as a percentage of amount      2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management fees                             0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees       0.35%     1.00%      1.00%
 Other expenses                              0.10%     0.06%      0.50%
-------------------------------------------------------------------------
                                                ---------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.25%     1.86%      2.30%
 EXPENSE REDUCTION(e)                       (0.00)%   (0.00)%    (0.10)%
                                                ---------------------
 NET OPERATING EXPENSES                      1.25%     1.86%      2.20%
-------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractuals arrangement have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.20%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $670       $925      $1,199      $1,978
    B(+)       $689       $885      $1,106      $2,021
    C          $323       $709      $1,221      $2,628
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $670       $925      $1,199      $1,978
    B(+)       $189       $585      $1,006      $2,021
    C          $223       $709      $1,221      $2,628
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

TA IDEX SALOMON INVESTORS VALUE
--------------------------------------------------------------------------------

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:


MARK J. MCALLISTER, CFA and ROBERT FEITLER serve as co-portfolio managers and are responsible for the day-to-day management of this fund.


Mr. McAllister, Managing Director and equity analyst, joined SaBAM in June 1999. He was Executive Vice President and portfolio manager of JLW Capital Management Inc. from March 1998 to May 1999, and prior to March 1998, was a Vice President and equity analyst at Cohen & Steers Capital Management.

Mr. Feitler is a Director of SaBAM. He joined SaBAM in 1995.

SaBAM has been in the investment advisory business since 1987.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX SALOMON INVESTORS VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand each fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   ------
Net Asset Value, Beginning of Period           $12.51       $10.21    $12.55    $12.91   $11.28
Investment Operations:
 Net Investment Income (Loss)                    0.10         0.08      0.04      0.07     0.09
 Net Realized and Unrealized Gain (Loss)         1.09         2.31     (2.10)    (0.42)    1.54
 Total Operations                                1.19         2.39     (2.06)    (0.35)    1.63
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.10)      $(0.02)        -         -        -
 From Net Realized Gains                        (0.30)       (0.07)    (0.28)    (0.01)       -
   Total Distributions                          (0.40)       (0.09)    (0.28)    (0.01)       -
Net Asset Value, End of Period                 $13.30       $12.51    $10.21    $12.55   $12.91
                                            ===================================================

Total Return(c)                                  9.52%       23.57%   (16.90)%   (2.68)%  14.38%
Net Assets, End of Period (000's)            $405,455     $233,779   $46,960   $12,176   $8,431
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.25%        1.42%     1.55%     1.55%    1.55%
   Total(f)                                      1.25%        1.42%     1.91%     1.93%    2.20%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.72%        0.71%     0.56%     0.48%    0.40%
 Portfolio Turnover Rate(g)                        33%          32%      101%       29%      50%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $11.99       $9.84    $12.19    $12.61    $11.09
Investment Operations:
 Net Investment Income (Loss)                    0.01        0.01     (0.01)    (0.02)    (0.02)
 Net Realized and Unrealized Gain (Loss)         1.05        2.23     (2.06)    (0.39)     1.54
 Total Operations                                1.06        2.24     (2.07)    (0.41)     1.52
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.10)     $(0.02)        -         -         -
 From Net Realized Gains                        (0.30)      (0.07)    (0.28)    (0.01)        -
   Total Distributions                          (0.40)      (0.09)    (0.28)    (0.01)        -
Net Asset Value, End of Period                 $12.65      $11.99     $9.84    $12.19    $12.61
                                            ===================================================
Total Return(c)                                  8.82%      22.93%   (17.47)%   (3.31)%   13.72%
Net Assets, End of Period (000's)             $20,463     $20,102   $16,980   $20,034   $10,448
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.86%       2.07%     2.20%     2.20%     2.20%
   Total(f)                                      1.86%       2.07%     2.56%     2.58%     2.85%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.11%       0.06%    (0.09)%   (0.17)%   (0.25)%
 Portfolio Turnover Rate(g)                        33%         32%      101%       29%       50%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period          $11.99            $9.77
Investment Operations:
 Net Investment Income (Loss)                  (0.05)            0.01
 Net Realized and Unrealized Gain (Loss)        1.08             2.30
 Total Operations                               1.03             2.31
                                            ------------------------------
Distributions:
 From Net Investment Income                   $(0.10)          $(0.02)
 From Net Realized Gains                       (0.30)           (0.07)
   Total Distributions                         (0.40)           (0.09)
Net Asset Value, End of Period                $12.62           $11.99
                                            ==============================
Total Return(c)                                 8.62%           23.81%
Net Assets, End of Period (000's)             $5,981             $797
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.20%            2.07%
   Total(f)                                     2.30%            2.07%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (0.37)%           0.05%
 Portfolio Turnover Rate(g)                       33%              32%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX T. Rowe Price Health Sciences is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by principally investing in:

- common stocks

T. Rowe Price will normally invest at least 80% of the fund's net assets in common stocks of companies engaged in research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

T. Rowe Price divides the health sciences industry into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential T. Rowe Price sees within each area and the outlook for the overall health sciences sector.

T. Rowe Price will use fundamental, bottom-up analyses that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

However, when the sub-adviser determines, in its opinion, that stock valuations seem unusually high, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 35% of total assets), futures, options, and hybrids, in keeping with fund objectives. The fund's investments in futures and options are used to manage fund exposure to changes in securities prices; as an efficient means to invest cash; in an effort to enhance income; and to protect the value of the portfolio securities. Call or put options may be purchased or sold on securities, financial indices and foreign currencies. The fund's exposure to these derivatives could be significant.

The fund's investments in hybrid instruments are limited to 10% of total assets.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SECTOR RISK
Because the fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. The fund is also considered non-diversified because it may invest more than 5% in securities of any one company, and gains or losses on a single stock may have a greater impact on the fund and the volatility of its share price. Developments that could adversely affect the fund's share price include:


- increased competition within the health care industry



- changes in legislation or government regulations



- reductions in government funding



- product liability or other litigation



- the obsolescence of popular products


- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth

TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency value



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.
THE FUND IS NON-DIVERSIFIED.
WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with the respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in health science stocks, and can accept the potential for above average price fluctuations. The fund should not represent an investor's complete investment program or be used for short term trading purposes.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

2003                                                                             34.75
2004                                                                             13.95

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/2003           17.88%
------------------------------------------------------------
  Worst Quarter:              9/30/2004          (4.49)%
------------------------------------------------------------

TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          7.68%       5.67%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       6.74%       5.28%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      5.22%       4.67%
--------------------------------------------------------------------
  Class B                                        8.46%       6.24%
--------------------------------------------------------------------
  Class C                                       11.97%      20.74%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                     10.87%       5.05%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%       None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)    5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%        2.00%
 redeemed)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Management fees                             1.00%      1.00%        1.00%
 Distribution and service (12b-1) fees       0.35%      1.00%        1.00%
 Other expenses                              0.18%      0.09%        1.41%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.53%      2.09%        3.41%
 EXPENSE REDUCTION(E)                       (0.00)%    (0.00)%      (0.81)%
                                               ---------------------------
 NET OPERATING EXPENSES                      1.53%      2.09%        2.60%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.60%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month on any day the estimated annualized fund operating expenses are less than 1.60%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
    A          $697      $1,007     $1,338     $2,273
    B(+)       $712      $  955     $1,224     $2,278
    C          $363      $  973     $1,705     $3,640
------------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------------
SHARE CLASS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------
    A            $697      $1,007      $1,338       $2,273
    B(+)         $212      $  655      $1,124       $2,278
    C            $263      $  973      $1,705       $3,640
------------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    1.00%
Over $500 million................................    0.95%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 1.00% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.60% of the first $500 million of average daily net assets; 0.55% of average daily net assets in excess of $500 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Fund (ATSF) T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 million and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

PORTFOLIO MANAGER:

An Investment Advisory Committee is responsible for management of the fund. KRIS
H. JENNER, MD, Chairman, has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. He was elected chairman of the fund's committee in 2002. He joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995 through 1997, while on leave from the general surgery residency program at Johns Hopkins Hospital, he was a post doctoral fellow at the Brigham and Women's Hospital Harvard Medical School.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX T. ROWE PRICE HEALTH SCIENCES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A                          CLASS B
                                                ---------------------------------------------------------------
                                                     Year or Period Ended             Year or Period Ended
                                                October 31,   October 31,(a,b)   October 31,   October 31,(a,b)
                                                ---------------------------------------------------------------
                                                   2004        2003      2002       2004        2003      2002
                                                -----------   -------   ------   -----------   -------   ------
Net Asset Value, Beginning of Period               $10.14       $8.28   $10.00     $10.03        $8.24   $10.00
Investment Operations:
 Net Investment Income (Loss)                       (0.13)      (0.16)   (0.08)     (0.17)       (0.21)   (0.11)
 Net Realized and Unrealized Gain (Loss)             1.18        2.02    (1.64)      1.15         2.00    (1.65)
   Total Operations                                  1.05        1.86    (1.72)      0.98         1.79    (1.76)
                                                ---------------------------------------------------------------
Distributions:
 From Net Investment Income                             -           -        -          -            -        -
 From Net Realized Gains                            (0.35)          -        -      (0.35)           -        -
   Total Distributions                              (0.35)          -        -      (0.35)           -        -
Net Asset Value, End of Period                     $10.84      $10.14    $8.28     $10.66       $10.03    $8.24
                                                ===============================================================

Total Return(c)                                     10.19%      22.46%  (17.20)%     9.59%       21.72%  (17.60)%
Net Assets, End of Period (000's)                $154,957     $59,115   $3,804     $4,590       $2,952     $758
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                            1.53%       1.95%    1.95%      2.09%        2.60%    2.60%
   Total(f)                                          1.53%       2.19%    8.76%      2.09%        2.84%    9.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                    (1.15)%     (1.61)%  (1.51)%    (1.58)%      (2.26)%  (2.16)%
 Portfolio Turnover Rate(g)                            35%         30%      43%        35%          30%      43%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period          $10.03            $8.10
Investment Operations:
 Net Investment Income (Loss)                  (0.24)           (0.22)
 Net Realized and Unrealized Gain (Loss)        1.19             2.15
   Total Operations                             0.95             1.93
                                            ------------------------------
Distributions:
 From Net Investment Income                        -                -
 From Net Realized Gains                       (0.35)               -
   Total Distributions                         (0.35)               -
Net Asset Value, End of Period                $10.63           $10.03
                                            ==============================
Total Return(c)                                 9.28%           23.83%
Net Assets, End of Period (000's)             $2,081             $201
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                       2.60%            2.60%
   Total(f)                                     3.41%            2.84%
 Net Investment Income (Loss) to Average
   Net Assets(d)                               (1.61)%          (2.26)%
 Portfolio Turnover Rate(g)                       35%              30%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX T. Rowe Price Health Sciences commenced operations on March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX T. Rowe Price Small Cap is to seek long-term growth of capital by investing primarily in common stocks of small growth companies.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by principally investing in:

- common stocks of small-cap growth companies

This fund will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $4.8 billion and below as of December 31, 2004, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The fund intends to be invested in a large number of holdings. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on fund performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the fund invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

WHAT IS "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within these sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL-CAP COMPANIES
Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Index, a widely recognized unmanaged index of market performance which is a market-capitalization weighted index of small capitalization domestic equity securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2000                                                                             -9.15
2001                                                                            -10.09
2002                                                                            -27.79
2003                                                                             38.21
2004                                                                              9.76

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          25.15%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (25.04)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------------
                                                                LIFE OF
                                        1 YEAR      5 YEARS     FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.73%      (3.30)%      2.63%
------------------------------------------------------------------------
    Return after taxes on
      distributions(3)                   3.73%      (3.31)%      2.47%
------------------------------------------------------------------------
    Return after taxes on
      distributions and sales of fund
      shares(3)                          2.42%      (2.78)%      2.16%
------------------------------------------------------------------------
  Class B                                4.24%      (3.04)%      2.97%
------------------------------------------------------------------------
  Class C                                7.77%          N/A     22.16%
------------------------------------------------------------------------
  Russell 2000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                18.33%        6.61%     10.51%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                               A          B           C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%      None        None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)    1.00%(c)
 redemption proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%       2.00%
 redeemed)
---------------------------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                    CLASS OF SHARES
                                                    ---------------
                                               A          B           C
---------------------------------------------------------------------------
 Management fees                             0.75%      0.75%       0.75%
 Distribution and service (12b-1) fees       0.35%      1.00%       1.00%
 Other expenses                              0.21%      0.14%       0.60%
---------------------------------------------------------------------------
                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(d)     1.31%      1.89%       2.35%
 EXPENSE REDUCTIONS(e)                      (0.00)%    (0.00)%     (0.00)%
                                            ------------------------------
 NET OPERATING EXPENSES                      1.31%      1.89%       2.35%
---------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, and the current contractual advisory fees and/or expense limit.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $676       $942      $1,229      $2,042
    B(+)       $692       $894      $1,121      $2,061
    C          $338       $733      $1,255      $2,686
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $676       $942      $1,229      $2,042
    B(+)       $192       $594      $1,021      $2,061
    C          $238       $733      $1,255      $2,686
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Fund (ATSF) T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, has managed this fund since December 2000 and heads the Investment Advisory Committee for this fund. He joined T. Rowe Price in 1996 and has been a member of the Investment Advisory Committee since the fund's inception. Prior to joining T. Rowe Price, Mr. Wojcik was a Senior Programmer/Analyst at Fidelity Investments.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX T. ROWE PRICE SMALL CAP
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A
                                 ---------------------------------------------------
                                                Year or Period Ended
                                 October 31,             October 31,(a,b)
                                 ---------------------------------------------------
                                    2004         2003      2002      2001      2000
                                 -----------   --------   -------   -------   ------
Net Asset Value, Beginning of
 Period                             $10.61        $7.83     $9.46    $13.17   $11.01
Investment Operations:
 Net Investment Income (Loss)        (0.12)       (0.15)    (0.16)    (0.14)   (0.07)
 Net Realized and Unrealized
   Gain (Loss)                        0.35         2.93     (1.47)    (3.56)    2.51
 Total Operations                     0.23         2.78     (1.63)    (3.70)    2.44
                                  --------------------------------------------------
Distributions:
 From Net Investment Income              -            -         -         -        -
 From Net Realized Gains                 -            -         -     (0.01)   (0.28)
   Total Distributions                   -            -         -     (0.01)   (0.28)
Net Asset Value, End of Period      $10.84       $10.61     $7.83     $9.46   $13.17
                                  --------------------------------------------------

Total Return(c)                       2.17%       35.50%   (17.22)%  (28.11)%  22.31%
Net Assets, End of Period
 (000's)                          $129,809      $95,018    $6,487    $7,067   $8,262
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                             1.36%        1.75%     1.74%     1.55%    1.55%
   Total(f)                           1.36%        1.93%     2.67%     2.56%    2.83%
 Net Investment Income (Loss) to
   Average Net Assets(d)             (1.08)%      (1.55)%   (1.52)%   (1.30)%  (1.14)%
 Portfolio Turnover Rate(g)             29%          25%       55%       49%      53%

                                                        CLASS B
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,             October 31,(a,b)
                                  ---------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                              $10.28       $7.63     $9.29    $13.05    $10.97
Investment Operations:
 Net Investment Income (Loss)         (0.18)      (0.19)    (0.22)    (0.21)    (0.15)
 Net Realized and Unrealized
   Gain (Loss)                         0.34        2.84     (1.44)    (3.54)     2.51
 Total Operations                      0.16        2.65     (1.66)    (3.75)     2.36
                                   --------------------------------------------------
Distributions:
 From Net Investment Income               -           -         -         -         -
 From Net Realized Gains                  -           -         -     (0.01)    (0.28)
   Total Distributions                    -           -         -     (0.01)    (0.28)
Net Asset Value, End of Period       $10.44      $10.28     $7.63     $9.29    $13.05
                                   --------------------------------------------------
Total Return(c)                        1.56%      34.73%   (17.85)%  (28.73)%   21.63%
Net Assets, End of Period
 (000's)                            $11,776     $12,227    $8,860    $9,496    $8,119
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.94%       2.40%     2.39%     2.20%     2.20%
   Total(f)                            1.94%       2.58%     3.32%     3.21%     3.48%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (1.67)%     (2.20)%   (2.17)%   (1.95)%   (1.79)%
 Portfolio Turnover Rate(g)              29%         25%       55%       49%       53%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                             $10.28            $7.52
Investment Operations:
 Net Investment Income (Loss)        (0.22)           (0.20)
 Net Realized and Unrealized
   Gain (Loss)                        0.36             2.96
 Total Operations                     0.14             2.76
                                  ------------------------------
Distributions:
 From Net Investment Income              -                -
 From Net Realized Gains                 -                -
   Total Distributions                   -                -
Net Asset Value, End of Period      $10.42           $10.28
                                  ------------------------------
Total Return(c)                       1.32%           36.70%
Net Assets, End of Period
 (000's)                            $4,961             $628
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                             2.40%            2.40%
   Total(f)                           2.40%            2.58%
 Net Investment Income (Loss) to
   Average Net Assets(d)             (2.13)%          (2.20)%
 Portfolio Turnover Rate(g)             29%              25%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX T. Rowe Price Small Cap commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX T. Rowe Price Tax-Efficient Growth is to seek attractive long-term capital appreciation on an after-tax basis.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

T. Rowe Price selects stocks based a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

- a demonstrated ability to consistently increase revenues, earnings, and cash flow

- capable management

- attractive business niches

- a sustainable competitive advantage

Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. T. Rowe Price typically limits holdings of high-yielding stocks, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration.

In pursuing the fund's objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund's goal of minimizing taxable distributions, T. Rowe Price strives to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when T. Rowe Price believes the risk of holding a security outweighs the tax considerations. When gains are taken, T. Rowe Price will attempt to offset them with losses from other securities.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.

While most assets will be invested in U.S. common stock, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with fund objectives.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a long-term approach to building capital and who can tolerate the greater risk of share price declines that accompanies an all-stock portfolio. The higher your tax bracket, the more likely the fund will be appropriate.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(BAR GRAPH)

2000                                                                              9.44
2001                                                                             -4.75
2002                                                                            -22.76
2003                                                                             29.65
2004                                                                              3.29

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          17.46%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (17.18)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)


----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                (2.39)%      0.38%      0.36%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   (2.39)%      0.32%      0.27%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          (1.55)%      0.28%      0.25%
----------------------------------------------------------------------
  Class B                              (2.23)%      0.69%      0.71%
----------------------------------------------------------------------
  Class C                               1.57%        N/A      13.49%
----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                               10.87%      (2.30)%     1.13%
----------------------------------------------------------------------


(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                 A         B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                 A         B           C
-----------------------------------------------------------------------------
 Management fees                               0.75%     0.75%       0.75%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.68%     0.56%       1.25%
-----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.78%     2.31%       3.00%
 EXPENSE REDUCTION(e)                         (0.08)%    0.00%      (0.65)%
                                                 -------------------------
 NET OPERATING EXPENSES                        1.70%     2.31%       2.35%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.35%, excluding 12b-l fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXPENSES
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,072     $1,454      $2,523
    B(+)       $734      $1,021     $1,335      $2,514
    C          $338      $  866     $1,520      $3,272
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $713      $1,072     $1,454      $2,523
    B(+)       $234      $  721     $1,235      $2,514
    C          $238      $  866     $1,520      $3,272
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million................................    0.65%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.67% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISOR FEE:


The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.45% of the first $100 million of the fund's average daily net assets; 0.40% of the next $100 million; and 0.35% of average daily net assets in excess of $200 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Health Sciences, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Fund
(ATSF) T. Rowe Price Equity Income, ATSF T. Rowe Price Growth Stock and ATSF T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion:
5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:

The fund is managed by an Investment Advisory Committee. DONALD J. PETERS, Chairman, has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                        CLASS A                    CLASS B
                                            ----------------------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,
                                            ----------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004
                                            -----------   -------   -------   -------   ------   -----------
Net Asset Value, Beginning of Period            $9.85       $8.09     $9.54    $10.64   $10.20       $9.66
Investment Operations:
 Net Investment Income (Loss)                   (0.06)      (0.05)    (0.02)     0.05     0.08       (0.12)
 Net Realized and Unrealized Gain (Loss)         0.14        1.81     (1.43)    (1.13)    0.44        0.14
   Total Operations                              0.08        1.76     (1.45)    (1.08)    0.52        0.02
                                            ----------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -         -    $(0.02)  $(0.08)          -
 From Net Realized Gains                            -           -         -         -        -           -
   Total Distributions                              -           -         -     (0.02)   (0.08)          -
Net Asset Value, End of Period                  $9.93       $9.85     $8.09     $9.54   $10.64       $9.68
                                            ================================================================

Total Return(c)                                  0.83%      21.76%   (15.20)%  (10.14)%   5.14%       0.20%
Net Assets, End of Period (000's)             $11,281     $13,057   $21,389    $8,552   $5,452     $13,038
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.70%       1.70%     1.68%     1.55%    1.55%       2.31%
   Total(f)                                      1.78%       1.85%     1.95%     2.07%    2.68%       2.31%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.56)%     (0.56)%   (0.27)%    0.47%    0.66%      (1.18)%
 Portfolio Turnover Rate(g)                         5%         50%       76%       30%      58%          5%

                                                          CLASS B                             CLASS C*
                                            ---------------------------------------------------------------------
                                                    Year or Period Ended                Year or Period Ended
                                                      October 31,(a,b)             October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------------
                                             2003      2002      2001      2000       2004             2003
                                            -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period          $7.99     $9.49    $10.63   $10.19       $9.66           $7.91
Investment Operations:
 Net Investment Income (Loss)                 (0.10)    (0.09)    (0.02)    0.02       (0.12)          (0.11)
 Net Realized and Unrealized Gain (Loss)       1.77     (1.41)    (1.12)    0.44        0.14            1.86
   Total Operations                            1.67     (1.50)    (1.14)    0.46        0.02            1.75
                                            ---------------------------------------------------------------------
Distributions:
 From Net Investment Income                       -         -         -   $(0.02)          -               -
 From Net Realized Gains                          -         -         -        -           -               -
   Total Distributions                            -         -         -    (0.02)          -               -
Net Asset Value, End of Period                $9.66     $7.99     $9.49   $10.63       $9.68           $9.66
                                            =====================================================================
Total Return(c)                               21.05%   (15.84)%  (10.75)%   4.49%       0.17%          22.12%
Net Assets, End of Period (000's)           $14,181   $11,897   $15,500   $7,597      $4,270            $473
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                      2.35%     2.33%     2.20%    2.20%       2.35%           2.35%
   Total(f)                                    2.50%     2.60%     2.72%    3.33%       3.00%           2.50%
 Net Investment Income (Loss) to Average
   Net Assets(d)                              (1.21)%   (0.92)%   (0.18)%   0.01%      (1.21)%         (1.21)%
 Portfolio Turnover Rate(g)                      50%       76%       30%      58%          5%             50%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX T. Rowe Price Tax-Efficient Growth commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Equity is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

- shareholder-oriented management

- dominance in market share

- cost production advantages

- leading brands

- self-financed growth

- attractive reinvestment opportunities

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

2001                                                                            -17.53
2002                                                                            -23.39
2003                                                                             29.78
2004                                                                             14.07

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          12.85%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (18.39)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

---------------------------------------------------------------------
                                                         LIFE OF
                                            1 YEAR       FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                      7.79%       (5.13)%
---------------------------------------------------------------------
    Return after taxes on
    distributions(3)                         7.53%       (5.18)%
---------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                                5.41%       (4.29)%
---------------------------------------------------------------------
  Class B                                    8.33%       (4.90)%
---------------------------------------------------------------------
  Class C                                   12.33%        20.66%
---------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                    10.87%       (0.94)%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                 A()         B          C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%       None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%      2.00%      2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A          B          C
-----------------------------------------------------------------------------
 Management fees                                0.75%      0.75%      0.75%
 Distribution and service (12b-1) fees          0.35%      1.00%      1.00%
 Other expenses                                 0.38%      0.95%      0.78%
-----------------------------------------------------------------------------
                                                  ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.48%      2.70%      2.53%
 EXPENSE REDUCTION(e)                          (0.00)%    (0.52)%    (0.35)%
                                                  ------------------------
 NET OPERATING EXPENSES                         1.48%      2.18%      2.18%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, the current contractual advisory fees and/or expense limits, and the impact of the fund's merger with TA IDEX Alger Aggressive Growth.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.175%, excluding 12b-l fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $692      $  991     $1,311      $2,216
    B(+)       $721      $1,088     $1,481      $2,692
    C          $321      $  753     $1,312      $2,834
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $692      $  991     $1,311      $2,216
    B(+)       $221      $  788     $1,381      $2,692
    C          $221      $  753     $1,312      $2,834
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
------------------------
First $500 million...............................    0.75%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.68% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the fund's average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:


EDWARD S. HAN is Vice President and Portfolio Manager at TIM. He joined TIM's predecessor in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.



KIRK J. KIM is a Portfolio Manager at TIM. He joined TIM's predecessor in 1997. Prior to joining TIM's predecessor, he worked as a securities analyst for Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.



GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                   CLASS A
                                             ---------------------------------------------------
                                                            Year or Period Ended
                                             October 31,             October 31,(a,b)
                                             ---------------------------------------------------
                                                2004        2003      2002      2001      2000
                                             -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period             $6.86       $5.52     $6.38    $10.16    $10.00
Investment Operations:
 Net Investment Income (Loss)                    (0.07)      (0.05)    (0.07)    (0.10)    (0.02)
 Net Realized and Unrealized Gain (Loss)          0.65        1.39     (0.79)    (3.68)     0.18
   Total Operations                               0.58        1.34     (0.86)    (3.78)     0.16
                                             ---------------------------------------------------
Distributions:
 From Net Investment Income                          -           -         -         -         -
 From Net Realized Capital Gains                     -           -         -         -         -
   Total Distributions                               -           -         -         -         -
Net Asset Value, End of Period                   $7.44       $6.86     $5.52     $6.38    $10.16
                                             ===================================================

Total Return(c)                                   8.45%      24.28%   (13.50)%  (37.20)%    1.60%
Net Assets, End of Period (000's)             $176,851     $56,618   $25,127    $2,750    $3,053
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                         1.50%       1.56%     1.74%     1.55%     1.55%
   Total(f)                                       1.50%       1.56%     2.32%     2.75%     6.10%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 (0.90)%     (0.87)%   (1.19)%   (1.15)%   (1.18)%
 Portfolio Turnover Rate(g)                         97%         55%       19%       42%       13%

                                                                 CLASS B                                    CLASS C*
                                            -----------------------------------------------------------------------------------
                                                           Year or Period Ended                       Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,   October 31,(a,b)
                                            -----------------------------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004             2003
                                            -----------   -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $6.68       $5.40     $6.29    $10.12   $10.00       $6.68           $5.30
Investment Operations:
 Net Investment Income (Loss)                   (0.11)      (0.09)    (0.12)    (0.16)   (0.06)      (0.11)          (0.09)
 Net Realized and Unrealized Gain (Loss)         0.62        1.37     (0.77)    (3.67)    0.18        0.63            1.47
   Total Operations                              0.51        1.28     (0.89)    (3.83)    0.12        0.52            1.38
                                            -----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -         -         -        -           -               -
 From Net Realized Capital Gains                    -           -         -         -        -           -               -
   Total Distributions                              -           -         -         -        -           -               -
Net Asset Value, End of Period                  $7.19       $6.68     $5.40     $6.29   $10.12       $7.20           $6.68
                                            ===================================================================================
Total Return(c)                                  7.68%      23.70%   (14.22)%  (37.78)%   1.17%       7.78%          26.04%
Net Assets, End of Period (000's)             $47,928      $4,613    $2,732    $3,070   $2,840     $21,808          $1,435
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.20%       2.21%     2.39%     2.20%    2.20%       2.20%           2.21%
   Total(f)                                      2.72%       2.21%     2.98%     3.40%    6.75%       2.55%           2.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (1.62)%     (1.52)%   (1.84)%   (1.80)%  (1.83)%     (1.63)%         (1.52)%
 Portfolio Turnover Rate(g)                        97%         55%       19%       42%      13%         97%             55%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2001                                                                            -17.69
2002                                                                            -13.69
2003                                                                             30.61
2004                                                                             14.77

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          23.35%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (34.23)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          8.46%     (7.78)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       8.46%     (7.78)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      5.50%     (6.45)%
--------------------------------------------------------------------
  Class B                                        8.70%     (7.60)%
--------------------------------------------------------------------
  Class C                                       12.88%      20.54%
--------------------------------------------------------------------
  Russell 2500 Growth Index (reflects no
  deduction for fees, expenses, or taxes)       14.59%       6.78%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Management fees                               0.79%     0.79%       0.79%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.29%     0.85%       0.86%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.43%     2.64%       2.65%
 EXPENSE REDUCTION(e)                         (0.00)%   (0.24)%     (0.25)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.43%     2.40%       2.40%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $688      $  978     $1,289      $2,169
    B(+)       $743      $1,098     $1,479      $2,661
    C          $343      $  800     $1,383      $2,965
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $688      $  978     $1,289      $2,169
    B(+)       $243      $  798     $1,379      $2,661
    C          $243      $  800     $1,383      $2,965
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

            AVERAGE DAILY NET ASSETS
            ------------------------
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.75%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.73% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of assets up to $100 million; and 0.35% of assets over $100 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:


EDWARD S. HAN is Vice President and Portfolio Manager at TIM. He joined TIM's predecessor in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.



KIRK J. KIM is a Portfolio Manager at TIM. He joined TIM's predecessor in 1997. Prior to joining TIM's predecessor, he worked as a securities analyst for Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            ---------------------------------------------------
                                               2004         2003      2002      2001     2000
                                            -----------   --------   -------   ------   -------
Net Asset Value, Beginning of Period            $5.95        $4.81     $4.81    $8.70    $10.00
Investment Operations:
 Net Investment Income (Loss)                   (0.03)       (0.06)    (0.06)   (0.07)    (0.02)
 Net Realized and Unrealized Gain (Loss)         0.69         1.20      0.06    (3.82)    (1.28)
 Total Operations                                0.66         1.14         -    (3.89)    (1.30)
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -        -         -
 From Net Realized Gains                            -            -         -        -         -
   Total Distributions                              -            -         -        -         -
Net Asset Value, End of Period                  $6.61        $5.95     $4.81    $4.81     $8.70
                                            ===================================================

Total Return(c)                                 11.09%       23.70%     0.05   (44.76)   (12.96)
Net Assets, End of Period (000's)            $230,633     $147,340   $12,687   $3,807    $3,726
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.43%        1.75%     1.74%    1.55%     1.55%
   Total(f)                                      1.43%        2.21%     2.53%    2.83      4.54%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.47)%      (1.11)%   (1.35)%  (1.11)%   (1.23)%
 Portfolio Turnover Rate(g)                        43%          97%       32%      59%       19%

                                                                CLASS B                                   CLASS C*
                                            ---------------------------------------------------------------------------------
                                                          Year or Period Ended                      Year or Period Ended
                                            October 31,            October 31,(a,b)            October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------------------------
                                               2004        2003      2002     2001     2000       2004             2003
                                            -----------   -------   ------   ------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $5.79       $4.70    $4.73    $8.66   $10.00       $5.79           $4.62
Investment Operations:
 Net Investment Income (Loss)                   (0.09)      (0.09)   (0.11)   (0.10)   (0.06)      (0.10)          (0.09)
 Net Realized and Unrealized Gain (Loss)         0.67        1.18     0.08    (3.83)   (1.28)       0.69            1.26
 Total Operations                                0.58        1.09    (0.03)   (3.93)   (1.34)       0.59            1.17
                                            ---------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -        -        -        -           -               -
 From Net Realized Gains                            -           -        -        -        -           -               -
   Total Distributions                              -           -        -        -        -           -               -
Net Asset Value, End of Period                  $6.37       $5.79    $4.70    $4.73    $8.66       $6.38           $5.79
                                            =================================================================================
Total Return(c)                                 10.02%      23.19%   (0.70)% (45.35)  (13.39)      10.19%          25.32%
Net Assets, End of Period (000's)             $77,869     $52,492   $5,897   $4,513   $4,366     $28,103            $483
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.40%       2.41%    2.39%    2.20%    2.20%       2.40%           2.42%
   Total(f)                                      2.64%       2.87%    3.18%    3.48%    5.19%       2.65%           2.89%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (1.44)%     (1.76)%  (2.00)%  (1.76)%  (1.88)%     (1.58)%         (1.78)%
 Portfolio Turnover Rate(g)                        43%         97%      32%      59%      19%         43%             97%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003, and 10/31/2004.
(b) TA IDEX Transamerica Growth Opportunities commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Small/Mid Cap Value seeks to maximize total return.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The fund defines small-and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.


Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

lower forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
----------------------------------------------------------------
(BAR GRAPH)

2002                                                                            -15.61
2003                                                                             50.35
2004                                                                             23.55

------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                   6/30/03          30.88%
------------------------------------------------------------
  Worst Quarter:                  9/30/02         (26.15)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

----------------------------------------------------------------------
                                                            LIFE OF
                                              1 YEAR        FUND(2)
----------------------------------------------------------------------
 Class A
----------------------------------------------------------------------
   Return before taxes                      16.75%         14.32%
----------------------------------------------------------------------
   Return after taxes on distributions(3)   13.58%         13.47%
----------------------------------------------------------------------
   Return after taxes on distributions
   and sales of fund shares(3)              11.77%         12.03%
----------------------------------------------------------------------
 Class B                                    17.80%         14.98%
----------------------------------------------------------------------
 Class C                                    21.62%         34.74%
----------------------------------------------------------------------
 Russell 2500 Value Index (reflects no
 deduction for fees, expenses, or taxes)    21.58%         16.55%
----------------------------------------------------------------------
 Russell 2000 Index (reflects no
 deduction for fees, expenses, or
 taxes)(4)                                  18.33%         11.77%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) This fund commenced operations on April 2, 2001. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4) This Index served as the fund's benchmark prior to March 1, 2004. The benchmark change was made to Russell 2500 Value Index as it more accurately reflects the principal strategies and policies of the fund.



NOTE: TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed the fund, and performance prior to that date is attributable to that manager. TIM employs different investment strategies than the previous sub-adviser.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A          B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       5.50%      None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)   5.00%(b)     1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%      2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A          B           C
-----------------------------------------------------------------------------
 Management fees                              0.80%      0.80%       0.80%
 Distribution and service                     0.35%      1.00%       1.00%
 (12b-1) fees
 Other expenses                               0.17%      0.17%       0.27%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.32%      1.97%       2.07%
 EXPENSE REDUCTION(e)                        (0.00)%    (0.00)%     (0.00)%
                                                --------------------------
 NET OPERATING EXPENSES                       1.32%      1.97%       2.07%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.40%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $677       $945      $1,234      $2,053
    B(+)       $700       $918      $1,162      $2,128
    C          $310       $649      $1,114      $2,400
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $677       $945      $1,234      $2,053
    B(+)       $200       $618      $1,062      $2,128
    C          $210       $649      $1,114      $2,400
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $500 million...............................    0.80%
Over $500 million................................    0.75%


The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.



For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.82% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.375% of the first $500 million of average daily net assets and 0.325% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

JOHN C. RIAZZI, CFA, is Chief Executive Officer and portfolio manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                             CLASS A                                    CLASS B
                                            ------------------------------------------------------------------------------------
                                                      Year or Period Ended                        Year or Period Ended
                                            October 31,        October 31,(a,b)         October 31,        October 31,(a,b)
                                            ------------------------------------------------------------------------------------
                                               2004         2003      2002      2001       2004        2003      2002      2001
                                            -----------   --------   -------   ------   -----------   -------   -------   ------
Net Asset Value, Beginning of Period           $12.94        $9.09    $10.12   $10.00      $12.73       $8.98    $10.08   $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.04        (0.11)    (0.07)   (0.02)      (0.06)      (0.17)    (0.19)   (0.05)
 Net Realized and Unrealized Gain (Loss)         2.56         3.96     (0.96)    0.14        2.52        3.92     (0.91)    0.13
   Total Operations                              2.60         3.85     (1.03)    0.12        2.46        3.75     (1.10)    0.08
                                            ------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -        -           -           -         -        -
 From Net Realized Gains                        (1.22)           -         -        -       (1.22)          -         -        -
   Total Distributions                          (1.22)           -         -        -       (1.22)          -         -        -
Net Asset Value, End of Period                 $14.32       $12.94     $9.09   $10.12      $13.97      $12.73     $8.98   $10.08
                                            ====================================================================================

Total Return(c)                                 20.61%       42.35%   (10.18)%   1.20%      19.85%      41.76%   (10.91)%   0.80%
Net Assets End of Period (000's)             $334,763     $149,557   $45,500   $6,536     $40,477     $33,196   $24,391   $7,604
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.32%        1.73%     1.85%    1.85%       1.97%       2.38%     2.50%    2.50%
   Total(f)                                      1.32%        1.73%     1.98%    3.56%       1.97%       2.38%     2.63%    4.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.31%       (1.04)%   (0.88)%  (0.32)%     (0.43)%     (1.69)%   (1.53)%  (0.97)%
   Portfolio Turnover Rate(g)                      81%          55%       22%       8%         81%         55%       22%       8%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $12.73           $9.01
Investment Operations:
 Net Investment Income (Loss)                   (0.01)          (0.18)
 Net Realized and Unrealized Gain (Loss)         2.46            3.90
   Total Operations                              2.45            3.72
                                            ------------------------------
Distributions:
 From Net Investment Income                         -               -
 From Net Realized Gains                        (1.22)              -
   Total Distributions                          (1.22)              -
Net Asset Value, End of Period                 $13.96          $12.73
                                            ==============================
Total Return(c)                                 19.78%          41.29%
Net Assets End of Period (000's)              $19,678          $1,995
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.07%           2.38%
   Total(f)                                      2.07%           2.38%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.02)%         (1.69)%
   Portfolio Turnover Rate(g)                      81%             55%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Small/Mid Cap Value commenced operations on April 2, 2001. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

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TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX American Century International is to seek capital growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

- equity securities of growing foreign companies

The fund manager uses a growth investment strategy developed by ACGIM to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The manager uses a "bottom-up" approach to select stocks to buy for the fund. The manager makes its investment decisions based primarily on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the fund may invest a portion of its assets in convertible debt securities, short-term securities, equity equivalent securities, forward currency exchange contracts, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


                                        89
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TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

- CURRENCY RISK
Because the fund's foreign investments are generally held in foreign currencies, the fund is subject to currency risk, meaning the fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

1998                                                                             11.21
1999                                                                             30.63
2000                                                                            -12.43
2001                                                                            -25.05
2002                                                                            -20.05
2003                                                                             23.45
2004                                                                             14.13

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               12/31/1999           23.80%
------------------------------------------------------------
  Worst Quarter:               9/30/2002         (19.74)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

----------------------------------------------------------------------
                                                              LIFE OF
                                      1 YEAR      5 YEARS     FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                7.85%      (6.92)%      0.97%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   7.53%      (7.50)%      0.45%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          5.09%      (5.95)%      0.65%
----------------------------------------------------------------------
  Class B                              8.77%      (6.63)%      1.07%
----------------------------------------------------------------------
  Class C                             12.38%        N/A       16.43%
----------------------------------------------------------------------
  MSCI-EAFE Index (reflects no
  deduction for fees, expenses, or
  taxes)                              20.70%      (0.80)%      5.74%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on February 1, 1997. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                              A          B            C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on     5.50%      None         None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or         None(a)   5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount    2.00%      2.00%        2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                    CLASS OF SHARES
                                                    ---------------
                                              A          B            C
----------------------------------------------------------------------------
 Management fees                           0.925%     0.925%       0.925%
 Distribution and service (12b-1) fees      0.35%     1.000%       1.000%
 Other expenses                            0.240%     0.090%       0.490%
----------------------------------------------------------------------------
                                             ----------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.515%     2.015%       2.415%
 EXPENSE REDUCTION(e)                      (0.000)%  (0.000)%     (0.090)%
                                             ----------------------------
 NET OPERATING EXPENSES                    1.515%     2.015%       2.325%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, and the current contractual advisory fees and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.325%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.325%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,002     $1,331      $2,258
    B(+)       $705      $  932     $1,185      $2,214
    C          $336      $  744     $1,280      $2,745
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,002     $1,331      $2,258
    B(+)       $205      $  632     $1,085      $2,214
    C          $236      $  744     $1,280      $2,745
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.925%
Over $250 million up to $500 million.............    0.90%
Over $500 million up to $1 billion...............    0.85%
Over $1 billion..................................    0.80%


The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.



For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.925% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Global Investment Management, Inc.
   The Chrysler Center
   666 3rd Avenue, 23rd Floor
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.50% of assets up to $250 million of average daily net assets; 0.475% of next $250 million of average daily net assets; 0.45% of next $500 million of average daily net assets; and 0.40% of average daily net assets in excess of $1 billion.

                                        91
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TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

ACGIM uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX AMERICAN CENTURY INTERNATIONAL
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                 CLASS A
                           ---------------------------------------------------
                                          Year or Period Ended
                           October 31,              October 31,(a)
                           ---------------------------------------------------
                              2004         2003      2002      2001      2000
                           -----------   --------   -------   -------   ------
Net Asset Value,
 Beginning of Period           $8.03        $7.00     $8.38    $12.76   $12.85
Investment Operations:
 Net Investment Income
   (Loss)                          -         0.02      0.01      0.05     0.05
 Net Realized and
   Unrealized Gain (Loss)       0.80         1.01     (1.39)    (3.05)    0.35
 Total Operations               0.80         1.03     (1.38)    (3.00)    0.40
                           ---------------------------------------------------
Distributions:
 From Net Investment
   Income                      (0.02)           -         -         -        -
 From Net Realized Gains           -            -         -     (1.38)   (0.49)
   Total Distributions         (0.02)           -         -     (1.38)   (0.49)
Net Asset Value, End of
 Period                        $8.81        $8.03     $7.00     $8.38   $12.76
                           ===================================================

Total Return(c)                 9.95%       14.71%   (16.49)%  (26.43)%   2.74%
Net Assets, End of Period
 (000's)                    $187,608     $152,086   $14,921    $5,209   $6,977
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets(d)
   Net(e)                       1.59%        1.78%     1.87%     1.55%    1.62%
   Total(f)                     1.59%        2.39%     3.68%     2.77%    3.56%
 Net Investment Income
   (Loss) to Average Net
   Assets(d)                   (0.05)%       0.23%     0.22%     0.47%    0.09%
 Portfolio Turnover
   Rate(g)                       159%         220%      241%      129%     108%

                                                 CLASS B
                           ---------------------------------------------------
                                          Year or Period Ended
                           October 31,              October 31,(a)
                           ---------------------------------------------------
                              2004        2003      2002      2001      2000
                           -----------   -------   -------   -------   -------
Net Asset Value,
 Beginning of Period           $7.70       $6.76     $8.15    $12.53    $12.70
Investment Operations:
 Net Investment Income
   (Loss)                      (0.04)      (0.03)    (0.04)    (0.02)    (0.03)
 Net Realized and
   Unrealized Gain (Loss)       0.77        0.97     (1.35)    (2.98)     0.35
 Total Operations               0.73        0.94     (1.39)    (3.00)     0.32
                           ---------------------------------------------------
Distributions:
 From Net Investment
   Income                      (0.02)          -         -         -         -
 From Net Realized Gains           -           -         -     (1.38)    (0.49)
   Total Distributions         (0.02)          -         -     (1.38)    (0.49)
Net Asset Value, End of
 Period                        $8.41       $7.70     $6.76     $8.15    $12.53
                           ===================================================
Total Return(c)                 9.46%      13.91%   (17.09)%  (26.96)%    2.09%
Net Assets, End of Period
 (000's)                     $20,153     $21,421    $5,328    $5,003    $4,407
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets(d)
   Net(e)                       2.09%       2.44%     2.52%     2.20%     2.27%
   Total(f)                     2.09%       3.05%     4.33%     3.42%     4.21%
 Net Investment Income
   (Loss) to Average Net
   Assets(d)                   (0.46)%     (0.42)%   (0.43)%   (0.18)%   (0.56)%
 Portfolio Turnover
   Rate(g)                       159%        220%      241%      129%      108%

                                      CLASS C*
                           ------------------------------
                                Year or Period Ended
                           October 31,   October 31,(a,b)
                           ------------------------------
                              2004             2003
                           -----------   ----------------
Net Asset Value,
 Beginning of Period           $7.70           $6.73
Investment Operations:
 Net Investment Income
   (Loss)                      (0.09)          (0.03)
 Net Realized and
   Unrealized Gain (Loss)       0.81            1.00
 Total Operations               0.72            0.97
                           ------------------------------
Distributions:
 From Net Investment
   Income                      (0.02)              -
 From Net Realized Gains           -               -
   Total Distributions         (0.02)              -
Net Asset Value, End of
 Period                        $8.40           $7.70
                           ==============================
Total Return(c)                 9.33%          14.41%
Net Assets, End of Period
 (000's)                      $9,166            $568
Ratio/Supplemental Data:
 Ratio of Expenses to
   Average Net Assets(d)
   Net(e)                       2.40%           2.44%
   Total(f)                     2.49%           3.04%
 Net Investment Income
   (Loss) to Average Net
   Assets(d)                   (1.07)%         (0.42)%
 Portfolio Turnover
   Rate(g)                       159%            220%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003, and 10/31/2004.
(b)  The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

                                        93
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--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's assets are allocated between two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.


DOMESTIC PORTFOLIO

Great Companies seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."


Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion in the domestic portfolio.



Companies identified by Great Companies for inclusion in the domestic portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.



The allocation of the weightings among securities held in the domestic portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.


INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:


- have its principal securities trading markets outside the U.S.; or



- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or



- have a significant portion of their assets outside the U.S.; or



- are linked to non-U.S. dollar currencies; or



- are organized under the laws of, or with principal offices in, another country


The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

                                        94
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TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES

Investments in foreign securities including ADRs, GDRs, and EDRs involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:



- changes in currency values



- currency speculation



- currency trading costs



- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW Index), a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR CHART]

1995                                                                             20.03
1996                                                                             26.76
1997                                                                             20.44
1998                                                                             24.85
1999                                                                             63.31
2000                                                                            -17.72
2001                                                                            -23.53
2002                                                                            -27.00
2003                                                                             22.58
2004                                                                              6.65

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999          43.29%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (20.96)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-----------------------------------------------------------------------
                                                             10 YEARS
                                                                OR
                                      1 YEAR     5 YEARS   INCEPTION(2)
-----------------------------------------------------------------------
  Class A(3)
-----------------------------------------------------------------------
    Return before taxes                0.78%    (10.72)%      7.80%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(4)                   0.78%    (10.95)%      6.96%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          0.51%     (8.76)%      6.53%
-----------------------------------------------------------------------
  Class B(3)                           1.16%    (10.49)%      6.72%
-----------------------------------------------------------------------
  Class C(3)                           4.89%       N/A       12.21%
-----------------------------------------------------------------------
  MSCIW Index (reflects no
  deduction for fees, expenses, or
  taxes)                              15.25%     (2.05)%      8.52%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the inception of the Class.
(3) Inception dates: Class A (10/1/1992); Class B (10/1/95); and Class C (11/11/02).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: Prior to May 29, 2004, a different firm managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that firm.


                                        96
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TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.70%     0.69%      0.38%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.85%     2.49%      2.18%
 EXPENSE REDUCTION(e)                          (0.30)%   (0.29)%    (0.00)%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.55%     2.20%      2.18%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended 10/31/04.

(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.20%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,072     $1,469      $2,577
    B(+)       $723      $1,048     $1,400      $2,647
    C          $321      $  682     $1,169      $2,513
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,072     $1,469      $2,577
    B(+)       $223      $  748     $1,300      $2,647
    C          $221      $  682     $1,169      $2,513
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.91% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISERS:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

   Templeton Investment Counsel, LLC
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

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TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:


JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.



GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the Fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.


MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

Great Companies has provided investment advisory services to various clients since 2000.

The Templeton organization has been investing globally since 1940.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                  October 31,                October 31,(a)
                                  -------------------------------------------------------
                                     2004         2003       2002       2001       2000
                                  -----------   --------   --------   --------   --------
Net Asset Value, Beginning of
 Period                              $21.41       $19.06     $23.67     $40.20     $33.80
Investment Operations:
 Net Investment Income (Loss)         (0.07)       (0.05)     (0.08)     (0.07)         -
 Net Realized and Unrealized
   Gain (Loss)                         1.23         2.40      (4.53)    (13.99)      7.53
 Total Operations                      1.16         2.35      (4.61)    (14.06)      7.53
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income               -            -          -          -          -
 From Net Realized Gains                  -            -          -      (2.47)     (1.13)
   Total Distributions                    -            -          -      (2.47)     (1.13)
Net Asset Value, End of Period       $22.57       $21.41     $19.06     $23.67     $40.20
                                  -------------------------------------------------------

Total Return(c)                        5.41%       12.33%    (19.46)%   (37.08)%    22.26%
 Net Assets, End of Period
   (000's)                         $226,517     $189,046   $225,722   $374,626   $749,671
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.85%        2.07%      1.88%      1.63%      1.64%
   Total(f)                            1.85%        2.07%      1.88%      1.63%      1.64%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.31)%      (0.26)%    (0.34)%    (0.24)%    (0.56)%
 Portfolio Turnover Rate(g)             140%         103%        72%        79%        53%

                                                          CLASS B                                      CLASS C*
                                  ----------------------------------------------------------------------------------------
                                                   Year or Period Ended                          Year or Period Ended
                                  October 31,                October 31,(a)                 October 31,   October 31,(a,b)
                                  ----------------------------------------------------------------------------------------
                                     2004         2003       2002       2001       2000        2004             2003
                                  -----------   --------   --------   --------   --------   -----------   ----------------
Net Asset Value, Beginning of
 Period                              $20.25       $18.14     $22.71     $38.97     $32.98     $20.25           $18.00
Investment Operations:
 Net Investment Income (Loss)         (0.20)       (0.17)     (0.22)     (0.27)     (0.41)     (0.15)           (0.17)
 Net Realized and Unrealized
   Gain (Loss)                         1.18         2.28      (4.35)    (13.52)      7.53       1.11             2.42
 Total Operations                      0.98         2.11      (4.57)    (13.79)      7.12       0.96             2.25
                                  ----------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -            -          -          -          -          -                -
 From Net Realized Gains                  -            -          -      (2.47)     (1.13)         -                -
   Total Distributions                    -            -          -      (2.47)     (1.13)         -                -
Net Asset Value, End of Period       $21.23       $20.25     $18.14     $22.71     $38.97     $21.21           $20.25
                                  ----------------------------------------------------------------------------------------
Total Return(c)                        4.83%       11.57%    (20.09)%   (37.58)%    21.62%      4.74%           12.50%
 Net Assets, End of Period
   (000's)                         $117,409     $153,046   $193,259   $320,693   $614,789    $48,378             $163
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.49%        2.72%      2.53%      2.28%      2.29%      2.18%            2.72%
   Total(f)                            2.49%        2.72%      2.53%      2.28%      2.29%      2.18%            2.72%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.93)%      (0.91)%    (0.99)%    (0.89)%    (1.21)%    (0.72)%          (0.92)%
 Portfolio Turnover Rate(g)             140%         103%        72%        79%        53%       140%             103%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
This fund seeks long-term capital growth and current income with a secondary objective of capital presentation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- EQUITY INVESTMENTS
TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

- the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

- competitive barriers to entry; and

- the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

- FIXED INCOME INVESTMENTS

TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, and negotiates each trade.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following primary risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index), which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Index (LBGC Index), which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

1995                                                                              25.2
1996                                                                              16.6
1997                                                                             21.17
1998                                                                             30.78
1999                                                                             23.55
2000                                                                             -3.39
2001                                                                             -5.83
2002                                                                             -7.22
2003                                                                             12.91
2004                                                                             10.96

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1998         18.31%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (5.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-----------------------------------------------------------------------
                                                           10 YEARS OR
                                    1 YEAR      5 YEARS    INCEPTION(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes              4.86%     (0.01)%        11.07%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                 4.52%     (0.60)%         9.43%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares(3)                   3.14%     (0.36)%         8.72%
-----------------------------------------------------------------------
  Class B                            5.35%      0.27%         10.26%
-----------------------------------------------------------------------
  Class C                            9.20%       N/A          10.06%
-----------------------------------------------------------------------
  S&P 500 Index
  (reflects no deduction for
  fees, expenses, or taxes)         10.87%     (2.30)%        12.06%
-----------------------------------------------------------------------
  LBGC Index
  (reflects no deduction for
  fees, expenses, or taxes)          4.19%      8.00%          7.80%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Inception dates: Class A (12/2/1994); Class B (10/1/1995); and Class C (11/11/2002). Returns for Class B and Class C are from inception.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: Prior to May 29, 2004, a different firm managed this fund, and it had a different investment objective and employed different investment strategies. The performance set forth prior to that date is attributable to that firm.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%      2.00%
 redeemed)
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C
---------------------------------------------------------------------------
 Management fees                               0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees         0.35%     1.00%      1.00%
 Other expenses                                0.50%     0.41%      0.43%
---------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.65%     2.21%      2.23%
 EXPENSE REDUCTION(e)                         (0.00)%   (0.00)%    (0.00)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.65%     2.21%      2.23%
---------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

    purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, and the current contractual advisory fees and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through December 9, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.45%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $709      $1,042     $1,398      $2,397
    B(+)       $724      $  991     $1,285      $2,403
    C          $326      $  697     $1,195      $2,565
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $709      $1,042     $1,398      $2,397
    B(+)       $224      $  691     $1,185      $2,403
    C          $226      $  697     $1,195      $2,565
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

    (QUESTION MARK ICON)
    ADDITIONAL INFORMATION
 ----------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $250 million................................   0.80%
Over $250 million up to $500 million..............   0.75%
Over $500 million up to $1.5 billion..............   0.70%
Over $1.5 billion.................................  0.625%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.92% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.


For additional information about TFAI see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.325% over $250 million up to $500 million of average daily net assets; 0.30% over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:


GARY U. ROLLE, CFA, President, Chief Investment Officer and Portfolio Manager at TIM, is the Lead Equity Manager of the fund. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.



HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income Investments at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM's predecessor in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.



TIM, through its parent company, has provided investment advisory services to various clients since 1967.



A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A
                                  --------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a)
                                  --------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $17.43      $16.23    $17.31    $19.75   $18.96
Investment Operations:
 Net Investment Income (Loss)          0.14        0.19      0.29      0.37     0.25
 Net Realized and Unrealized
   Gain (Loss)                         1.08        1.21     (1.09)    (2.18)    1.03
 Total Operations                      1.22        1.40     (0.80)    (1.81)    1.28
                                  --------------------------------------------------
Distributions:
 From Net Investment Income           (0.12)      (0.20)    (0.28)    (0.35)   (0.24)
 From Net Realized Gains                  -           -         -     (0.28)   (0.25)
   Total Distributions                (0.12)      (0.20)    (0.28)    (0.63)   (0.49)
Net Asset Value, End of Period       $18.53      $17.43    $16.23    $17.31   $19.75
                                  ==================================================

Total Return(c)                        7.03%       8.71%    (4.72)%   (9.35)%   7.23%
Net Assets, End of Period
 (000's)                            $72,997     $89,335   $100,923  $126,369  $133,445
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.70%       1.73%     1.68%     1.64%    1.67%
   Total(f)                            1.70%       1.73%     1.70%     1.66%    1.69%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.76%       1.13%     1.70%     1.96%    1.73%
 Portfolio Turnover Rate(g)             107%         69%       87%      114%      71%

                                                       CLASS B
                                  --------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a)
                                  --------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $17.39      $16.22    $17.30    $19.73   $18.95
Investment Operations:
 Net Investment Income (Loss)          0.04        0.08      0.18      0.25     0.21
 Net Realized and Unrealized
   Gain (Loss)                         1.08        1.18     (1.09)    (2.17)    1.03
 Total Operations                      1.12        1.26     (0.91)    (1.92)    1.24
                                  --------------------------------------------------
Distributions:
 From Net Investment Income           (0.04)      (0.09)    (0.17)    (0.23)   (0.21)
 From Net Realized Gains                  -           -         -     (0.28)   (0.25)
   Total Distributions                (0.04)      (0.09)    (0.17)    (0.51)   (0.46)
Net Asset Value, End of Period       $18.47      $17.39    $16.22    $17.30   $19.73
                                  ==================================================
Total Return(c)                        6.44%       7.84%    (5.31)%   (9.93)%   6.58%
Net Assets, End of Period
 (000's)                           $170,630     $199,472  $214,019  $243,387  $229,160
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.26%       2.37%     2.33%     2.29%    2.32%
   Total(f)                            2.26%       2.37%     2.35%     2.31%    2.34%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.19%       0.48%     1.05%     1.31%    1.08%
 Portfolio Turnover Rate(g)             107%         69%       87%      114%      71%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                              $17.39          $16.22
Investment Operations:
 Net Investment Income (Loss)         (0.01)           0.08
 Net Realized and Unrealized
   Gain (Loss)                         1.11            1.18
 Total Operations                      1.10            1.26
                                  ------------------------------
Distributions:
 From Net Investment Income           (0.04)          (0.09)
 From Net Realized Gains                  -               -
   Total Distributions                (0.04)          (0.09)
Net Asset Value, End of Period       $18.45          $17.39
                                  ==============================
Total Return(c)                        6.33%           7.84%
Net Assets, End of Period
 (000's)                            $53,990          $4,354
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.28%           2.38%
   Total(f)                            2.28%           2.39%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.08)%          0.48%
 Portfolio Turnover Rate(g)             107%             69%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002,10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

- income-producing common and preferred stocks

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

- U.S. Treasury bonds, notes and bills

- money market instruments

- covered call options & put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market instruments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates; the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- OPTIONS
Investing in financial contracts such as options involve additional risks and costs. Risks include:


- inaccurate market predictions which may result in losses instead of gains



- prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, the Lehman Brothers Aggregate Bond Index, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC Index), which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

1996                                                                             13.16
1997                                                                             17.06
1998                                                                              6.87
1999                                                                             -6.61
2000                                                                             15.85
2001                                                                              0.01
2002                                                                            -14.23
2003                                                                             20.96
2004                                                                              9.92

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.90%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (13.27)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------------
                                                             LIFE OF
                                        1-YEAR    5 YEARS    FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.88%     4.54%      6.01%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                     2.53%     3.25%      4.64%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                            4.19%     3.29%      4.50%
------------------------------------------------------------------------
  Class B                                4.13%     4.86%      5.96%
------------------------------------------------------------------------
  Class C                                8.07%     N/A       15.04%
------------------------------------------------------------------------
  Russell 1000 Value Index (reflects
  no deduction for fees, expenses,
  or taxes)                             16.49%     5.27%     11.83%
------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond
  Index (reflects no deduction for
  fees, expenses, or taxes)              4.34%     7.71%      6.88%
------------------------------------------------------------------------
  LBIGC Index (reflects no deduction
  for fees, expenses, or taxes)          3.04%     7.21%      6.50%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on October 1, 1995. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%       None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)    5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%        2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Management fees                             0.75%      0.75%        0.75%
 Distribution and service (12b-1) fees       0.35%      1.00%        1.00%
 Other expenses                              0.53%      0.55%        0.64%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(d)     1.63%      2.30%        2.39%
 EXPENSE REDUCTION(e)                       (0.08)%    (0.10)%      (0.19)%
                                               ---------------------------
 NET OPERATING EXPENSES                      1.55%      2.20%        2.20%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,029     $1,381      $2,370
    B(+)       $723      $1,009     $1,321      $2,460
    C          $323      $  727     $1,258      $2,712
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,029     $1,381      $2,370
    B(+)       $223      $  709     $1,221      $2,460
    C          $223      $  727     $1,258      $2,712
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million up to $1 billion...............    0.65%
Over $1 billion..................................    0.60%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.66% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of assets up to $500 million; 0.325% of assets over $500 million up to $1 billion; and 0.30% of assets over $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College.

HEIDI Y. HU, CFA (Lead Fixed Income Portfolio Manager) is Senior Vice President and Head of Fixed Income Investments at TIM. She manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM. Mr. Rolle manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,             October 31,(a,b)
                                  ---------------------------------------------------
                                     2004         2003      2002      2001      2000
                                  -----------   --------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $11.49        $9.69    $11.67    $12.75   $11.79
Investment Operations:
 Net Investment Income (Loss)          0.18         0.18      0.18      0.26     0.30
 Net Realized and Unrealized
   Gain (Loss)                         0.61         1.83     (1.65)    (0.51)    1.01
 Total Operations                      0.79         2.01     (1.47)    (0.25)    1.31
                                  ---------------------------------------------------
Distributions:
 From Net Investment Income           (0.17)       (0.21)    (0.16)    (0.26)   (0.35)
 From Net Realized Gains                  -            -     (0.35)    (0.57)       -
   Total Distributions                (0.17)       (0.21)    (0.51)    (0.83)   (0.35)
Net Asset Value, End of Period       $12.11       $11.49     $9.69    $11.67   $12.75
                                  ===================================================

Total Return(c)                        6.99%       21.04%   (13.20)%   (2.13)%  11.43%
Net Assets, End of Period
 (000's)                            $37,393      $11,832   $11,020   $13,880   $9,850
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.55%        1.55%     1.55%     1.55%    1.55%
   Total(f)                            1.63%        2.20%     1.89%     1.95%    2.02%
 Net Investment Income (Loss) to
   Average Net Assets(d)               1.50%        1.75%     1.56%     2.04%    2.50%
 Portfolio Turnover Rate(g)             122%          50%       82%       50%      28%

                                                        CLASS B
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,             October 31,(a,b)
                                  ---------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                              $11.46       $9.69    $11.66    $12.74    $11.78
Investment Operations:
 Net Investment Income (Loss)          0.10        0.11      0.11      0.18      0.23
 Net Realized and Unrealized
   Gain (Loss)                         0.61        1.80     (1.65)    (0.50)     1.01
 Total Operations                      0.71        1.91     (1.54)    (0.32)     1.24
                                  ---------------------------------------------------
Distributions:
 From Net Investment Income           (0.10)      (0.14)    (0.08)    (0.19)    (0.28)
 From Net Realized Gains                  -           -     (0.35)    (0.57)        -
   Total Distributions                (0.10)      (0.14)    (0.43)    (0.76)    (0.28)
Net Asset Value, End of Period       $12.07      $11.46     $9.69    $11.66    $12.74
                                  ===================================================
Total Return(c)                        6.23%      19.98%   (13.72)%   (2.74)%   10.76%
Net Assets, End of Period
 (000's)                            $29,409     $13,744   $12,038   $16,180    $9,193
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.20%       2.20%     2.20%     2.20%     2.20%
   Total(f)                            2.30%       2.85%     2.54%     2.60%     2.67%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.81%       1.10%     0.91%     1.39%     1.85%
 Portfolio Turnover Rate(g)             122%         50%       82%       50%       28%

                                              CLASS C*
                                  ---------------------------------
                                        Year or Period Ended
                                   October 31,     October 31,(a,b)
                                  ---------------------------------
                                       2004              2003
                                  --------------   ----------------
Net Asset Value, Beginning of
 Period                               $11.46             $9.71
Investment Operations:
 Net Investment Income (Loss)           0.11              0.12
 Net Realized and Unrealized
   Gain (Loss)                          0.60              1.77
 Total Operations                       0.71              1.89
                                  ---------------------------------
Distributions:
 From Net Investment Income            (0.10)            (0.14)
 From Net Realized Gains                   -                 -
   Total Distributions                 (0.10)            (0.14)
Net Asset Value, End of Period        $12.07            $11.46
                                  =================================
Total Return(c)                         6.31%            19.73%
Net Assets, End of Period
 (000's)                             $14,285              $530
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                               2.20%             2.20%
   Total(f)                             2.39%             2.86%
 Net Investment Income (Loss) to
   Average Net Assets(d)                0.78%             1.10%
 Portfolio Turnover Rate(g)              122%               50%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b)  The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Federated Tax Exempt is maximum current interest income exempt from federal income tax, consistent with preservation of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Federated Investment Management Company (Federated), seeks to achieve this objective by principally investing in a portfolio of tax exempt securities so that at least 80% of its annual interest income is exempt from federal regular income tax and alternate minimum tax (AMT). The fund invests primarily in long-term, investment grade, tax-exempt securities (Grade AAA, AA, A and BBB).

Up to 20% of the interest income from the fund's investments may be subject to the federal AMT.

Please see Appendix B for a description of bond ratings. Federated manages the fund's portfolio by seeking to manage the interest rate risk and credit risk assumed by the fund and to provide superior levels of after tax total return.

Federated considers a variety of factors in formulating its interest rate outlook, including the following: current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's current monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

Federated manages credit risk by performing a fundamental credit analysis on tax exempt securities before the fund purchases such securities. Federated considers various factors, including the following: the economic feasibility of revenue bond financing and general purpose financing; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.

Federated monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized ratings services.

Federated also will seek to further enhance after tax total return by engaging in a relative value analysis; that is, Federated will assess the cost of a tax exempt security compared with other tax exempt securities and taxable securities such as U.S. Treasury obligations. Federated may also allocate investments in sectors of the tax exempt market that offer the highest return. Finally, Federated will invest a portion of the fund's portfolio (no more than 20%) in tax exempt securities subject to AMT, which may offer higher returns.

Federated may also use credit enhancements and futures contracts, or other securities and investment strategies in pursuit of its investment objective.

Federated may use hedging to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell futures contracts that would normally increase in value under the same circumstances. The fund may also attempt to lower the cost of hedging by using combinations of different futures contracts, or futures contracts and securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- MUNICIPAL OBLIGATIONS


- their yields are usually lower than on similar, but taxable securities



- the income may be subject to state and local taxes



- the income may be a preference item for determining the federal alternative minimum tax



- unrated municipal securities may be less liquid than rated securities



- Congress occasionally considers restricting or eliminating the federal tax exemption and may do so in the future



- obligations could ultimately be federally taxable


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current federal tax-free income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates. Yields on municipal obligations are typically lower than on similar taxable securities. Such investors will generally have higher taxable incomes.

The fund is not appropriate for tax-exempt retirement programs because they would receive no benefit from the tax-exempt nature of most of the fund's income.

[PERCENTAGE ICON]
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Municipal Bond Index (LBMB Index), a widely recognized unmanaged index of market performance which is a broad measure of the municipal bond market with maturities of at least one year. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

1995                                                                             12.86
1996                                                                              3.89
1997                                                                             10.12
1998                                                                              4.58
1999                                                                             -6.25
2000                                                                             12.55
2001                                                                              2.76
2002                                                                              8.69
2003                                                                              5.30
2004                                                                              3.96

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               3/31/1995           5.28%
------------------------------------------------------------
  Worst Quarter:              6/30/1999          (2.44)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------------
                                                              10 YEARS OR
                                      1 YEAR      5 YEARS    INCEPTION(2)
--------------------------------------------------------------------------
  Class A(3)
--------------------------------------------------------------------------
    Return before taxes              (0.98)%       5.56%         5.19%
--------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                 (0.98)%       5.56%         5.05%
--------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          0.64%       5.32%         4.99%
--------------------------------------------------------------------------
  Class B(3)                         (1.75)%       5.74%         4.54%
--------------------------------------------------------------------------
  Class C(3)                           2.16%         N/A         4.14%
--------------------------------------------------------------------------
  Class M(3)                           1.49%       6.08%         5.31%
--------------------------------------------------------------------------
  LBMB Index (reflects no deduction
  for fees, expenses, or taxes)        4.48%       7.20%         7.05%
--------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and Class C are from the inception of the class.
(3) Inception dates: Class A (4/1/1985); Class B (10/1/1995); Class C (11/11/2002); and Class M (10/1/93).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                              CLASS OF SHARES
                                              ---------------
                                  A          B            C            M*
-----------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a %   4.75%       None         None        1.00%
 of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales
 charge (load) (as a
 percentage of purchase price  None(a)    5.00%(b)     1.00%(c)     1.00%(d)
 or redemption proceeds,
 whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares
 held 5 trading days or less    2.00%      2.00%        2.00%        2.00%
 (as a percentage of amount
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(e)
                                              CLASS OF SHARES
                                              ---------------
                                  A          B            C            M*
-----------------------------------------------------------------------------
 Management Fees                0.60%      0.60%        0.60%        0.60%
 Distribution and Service       0.35%      1.00%        1.00%        0.60%
 (12b-1) Fees
 Other Expenses                 0.43%      0.43%        0.73%        0.90%
-----------------------------------------------------------------------------
 Total Annual Fund Operating    1.38%      2.03%        2.33%        2.10%
 Expenses
 Expense Reduction(f)          (0.03)%    (0.03)%      (0.33)%      (0.50)%
                                   --------------------------------------
 Net Operating Expenses         1.35%      2.00%        2.00%        1.60%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(e) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(f) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.00%, excluding 12b-l fees.

* Not available to new investors. The fund's distributor uses the distribution and service (12b-1) fees to make payments to financial intermediaries for past sales and distribution efforts and for continuing services.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $606       $888      $1,192      $2,051
    B(+)       $703       $934      $1,190      $2,189
    C          $303       $696      $1,215      $2,641
    M          $361       $704      $1,172      $2,468

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $606     $888     $1,192      $2,051
    B(+)      $203     $634     $1,090      $2,189
    C         $203     $696     $1,215      $2,641
    M         $261     $704     $1,172      $2,468
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

All Average Daily Net Assets.....................    0.60%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.52% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Federated Investment Management Company
   Federated Investment Tower
   Pittsburgh, Pennsylvania 15222-3779

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follow: 0.30% of the average daily net assets.

PORTFOLIO MANAGERS:

J. SCOTT ALBRECHT, CFA joined Federated in 1989 and has been a senior portfolio manager since 1997. He has served as a Vice President of Federated since 1994.

MARY JO OCHSON, CFA joined Federated in 1982 and has been a senior portfolio manager and Senior Vice President since 1996. From 1988 through 1995, Ms. Ochson served as a portfolio manager and Vice President of Federated.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX FEDERATED TAX EXEMPT
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                    CLASS A                                    CLASS B
                              ------------------------------------------------------------------------------------
                                             Year or Period Ended                        Year or Period Ended
                              October 31,              October 31,(a)               October 31,    October 31,(a)
                              ------------------------------------------------------------------------------------
                                 2004        2003      2002      2001      2000        2004        2003     2002
                              -----------   -------   -------   -------   -------   -----------   ------   -------
Net Asset Value, Beginning
 of Period                       $11.70      $11.51    $11.44    $10.91    $10.60     $11.69      $11.51    $11.44
Investment Operations:
 Net Investment Income
  (Loss)                           0.43        0.41      0.38      0.40      0.44       0.35        0.34      0.30
 Net Realized and Unrealized
  Gain (Loss)                      0.22        0.19      0.14      0.56      0.42       0.22        0.17      0.11
 Total Operations                  0.65        0.60      0.52      0.96      0.86       0.57        0.51      0.41
                              ------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income       (0.45)      (0.41)    (0.45)    (0.43)    (0.44)     (0.37)      (0.33)    (0.34)
 From Net Realized Gains              -           -         -         -     (0.11)         -           -         -
  Total Distributions             (0.45)      (0.41)    (0.45)    (0.43)    (0.55)     (0.37)      (0.33)    (0.34)
Net Asset Value, End of
 Period                          $11.90      $11.70    $11.51    $11.44    $10.91     $11.89      $11.69    $11.51
                              ====================================================================================

Total Return(c)                    5.61%       5.26%     4.26%     8.99%     8.38%      4.93%       4.48%     3.63%
 Net Assets, End of Period
  (000's)                       $17,244     $18,948   $20,469   $23,190   $16,999     $7,597      $9,897   $12,019
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                           1.35%       1.35%     1.35%     1.35%     1.35%      2.00%       2.00%     2.00%
  Total(f)                         1.38%       1.52%     1.46%     1.48%     1.68%      2.03%       2.17%     2.11%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                        3.63%       3.53%     3.63%     3.80%     4.14%      2.98%       2.88%     2.98%
 Portfolio Turnover Rate(g)          16%         22%       55%       35%       67%        16%         22%       55%

                                      CLASS B                    CLASS C*
                                 ---------------------------------------------------
                                 Year or Period Ended      Year or Period Ended
                                   October 31,(a)     October 31,   October 31,(a,b)
                                 ---------------------------------------------------
                                    2001      2000       2004             2003
                                   -------   ------   -----------   ----------------
Net Asset Value, Beginning
 of Period                          $10.90   $10.59     $11.69           $11.59
Investment Operations:
 Net Investment Income
  (Loss)                              0.34     0.37       0.35             0.33
 Net Realized and Unrealized
  Gain (Loss)                         0.56     0.42       0.22             0.10
 Total Operations                     0.90     0.79       0.57             0.43
                                   -------------------------------------------------
Distributions:
 From Net Investment Income          (0.36)   (0.37)     (0.37)           (0.33)
 From Net Realized Gains                 -    (0.11)         -                -
  Total Distributions                (0.36)   (0.48)     (0.37)           (0.33)
Net Asset Value, End of
 Period                             $11.44   $10.90     $11.89           $11.69
                                   =================================================
Total Return(c)                       8.32%    7.72%      4.95%            3.76%
 Net Assets, End of Period
  (000's)                           $6,276   $1,728     $4,924           $1,621
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                              2.00%    2.00%      2.00%            2.00%
  Total(f)                            2.13%    2.33%      2.33%            2.17%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                           3.15%    3.49%      2.99%            2.88%
 Portfolio Turnover Rate(g)             35%      67%        16%              22%

                                                  CLASS M
                              -----------------------------------------------
                                           Year or Period Ended
                              October 31,            October 31,(a)
                              -----------------------------------------------
                                 2004        2003     2002     2001     2000
                              -----------   ------   ------   ------   ------
Net Asset Value, Beginning
 of Period                      $11.70      $11.51   $11.44   $10.91   $10.59
Investment Operations:
 Net Investment Income
  (Loss)                          0.40        0.38     0.36     0.40     0.42
 Net Realized and Unrealized
  Gain (Loss)                     0.21        0.19     0.09     0.53     0.42
 Total Operations                 0.61        0.57     0.45     0.93     0.84
                              -----------------------------------------------
Distributions:
 From Net Investment Income      (0.42)      (0.38)   (0.38)   (0.40)   (0.41)
 From Net Realized Gains             -           -        -        -    (0.11)
  Total Distributions            (0.42)      (0.38)   (0.38)   (0.40)   (0.52)
Net Asset Value, End of
 Period                         $11.89      $11.70   $11.51   $11.44   $10.91
                              ===============================================
Total Return(c)                   5.31%       5.00%    4.02%    8.73%    8.13%
 Net Assets, End of Period
  (000's)                       $1,382      $1,869   $2,878   $2,413   $2,014
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.60%       1.60%    1.60%    1.60%    1.60%
  Total(f)                        2.10%       1.77%    1.71%    1.73%    1.93%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                       3.38%       3.28%    3.38%    3.55%    3.89%
 Portfolio Turnover Rate(g)         16%         22%      55%      35%      67%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b)  The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX PIMCO Real Return TIPS is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Pacific Investment Management Co LLC (PIMCO), seeks to achieve this objective by investing principally in Treasury Inflation-Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS."


PIMCO invests, under normal circumstances, at least 80% of the fund's total assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of March 31, 2004 was 7.84 years. Additional inflation-protected investments may include inflation-indexed bonds issued by agencies of the U.S. Government, government-sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage-related securities, including stripped mortgage-related securities; and other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

WHAT IS DURATION?
Duration is a weighed measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------

The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:


- fluctuations in market value



- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise



- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates



- issuers defaulting on their obligations to pay interest or return principal


- INTEREST RATE CHANGES
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

Inflation protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise-when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------


- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- LEVERAGING RISK
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH-YIELD/HIGH-RISK SECURITIES
The risks may include: credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- TAX CONSEQUENCES
Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section titled "Distribution and Taxes -- TA IDEX Real Return TIPS" in Shareholder Information.

- CPI-U MEASUREMENT RISK
The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods services.

- CREDIT RISK
The fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

- MARKET RISK
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

- ISSUER RISK
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE RISK
Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

- CURRENCY RISK
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- NON-DIVERSIFICATION RISK
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and its agencies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure or market performance, the Lehman Brothers Global Real U.S. TIPS Index (LBGR U.S. TIPS Index), a widely recognized unmanaged index of market performance which is an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

2004                                                                             8.00

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2004          5.23%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (3.10)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-------------------------------------------------------------------
                                                           LIFE OF
                                                1 YEAR     FUND(2)
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                          2.87%      3.50%
-------------------------------------------------------------------
    Return after taxes on distributions(3)       1.22%      2.18%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      1.84%      2.21%
-------------------------------------------------------------------
  Class B                                        2.74%      3.72%
-------------------------------------------------------------------
  Class C                                        6.23%      5.54%
-------------------------------------------------------------------
  LBGR U.S. TIPS Index (reflects no deduction
  for fees, expenses, or taxes)                  8.46%      6.60%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2003.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       4.75%       None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)    5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%       2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Management fees                              0.70%       0.70%       0.70%
 Distribution and service (12b-1) fees        0.35%       1.00%       1.00%
 Other expenses                               0.10%       0.12%       0.12%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.15%       1.82%       1.82%
 EXPENSE REDUCTION(E)                        (0.00)%     (0.00)%     (0.00)%
                                                --------------------------
 NET OPERATING EXPENSES                       1.15%       1.82%       1.82%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based on the fund's expenses for the fiscal period ended 10/31/04, and the current contractual advisory fees and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.30%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.30%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
  A            $587       $823      $1,078     $1,806
  B(+)         $685       $873      $1,085     $1,962
  C            $285       $573      $  985     $2,137
-------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
  A            $587       $823      $1,078     $1,806
  B(+)         $185       $573      $  985     $1,962
  C            $185       $573      $  985     $2,137
-------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $250 million...............................    0.70%
Over $250 million up to $750 million.............    0.65%
Over $750 million................................    0.60%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.70% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:


   Pacific Investment Management Co LLC

   840 Newport Center Drive
   Newport Beach, California 92660

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.25% of average daily net assets.

PORTFOLIO MANAGER:

JOHN B. BRYNJOLFSSON, CFA, managing director, portfolio manager, joined PIMCO in 1989. Prior to joining PIMCO, he was associated with Charles River Associates and JP Morgan Securities. Mr. Brynjolfsson is co-author of Inflation-Projection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He holds a bachelor's degree in physics and mathematics from Columbia College and an MBA from the Sloan School of Management.

PIMCO has provided investment advisory services since 1971.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A                          CLASS B
                                            ---------------------------------------------------------------
                                                 Year or Period Ended             Year or Period Ended
                                            October 31,   October 31,(a,b)   October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------
                                               2004             2003            2004             2003
                                            -----------   ----------------   -----------   ----------------
Net Asset Value, Beginning of Period           $10.10           $10.00          $10.08          $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.02             0.14           (0.02)           0.09
 Net Realized and Unrealized Gain (Loss)         0.76             0.07            0.75            0.08
   Total Operations                              0.78             0.21            0.73            0.17
                                            ---------------------------------------------------------------
Distributions:
 From Net Investment Income                     (0.02)           (0.11)          (0.01)          (0.09)
 From Net Realized Gains                        (0.38)               -           (0.38)              -
   Total Distributions                          (0.40)           (0.11)          (0.39)          (0.09)
Net Asset Value, End of Period                 $10.48           $10.10          $10.42          $10.08
                                            ===============================================================
Total Return(c)                                  7.94%            2.09%           7.51%           1.72%
Net Assets, End of Period (000's)            $330,282          $36,531          $7,496          $3,194
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.15%            1.65%           1.51%           2.30%
   Total(f)                                      1.15%            2.03%           1.51%           2.68%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.20%            2.07%          (0.20)%          1.42%
 Portfolio Turnover Rate(g)                     1,438%             480%          1,438%            480%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.08          $10.00
Investment Operations:
 Net Investment Income (Loss)                   (0.06)           0.09
 Net Realized and Unrealized Gain (Loss)         0.76            0.08
   Total Operations                              0.70            0.17
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.01)          (0.09)
 From Net Realized Gains                        (0.38)              -
   Total Distributions                          (0.39)          (0.09)
Net Asset Value, End of Period                 $10.39          $10.08
                                            ==============================
Total Return(c)                                  7.20%           1.72%
Net Assets, End of Period (000's)              $6,601          $3,148
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.87%           2.30%
   Total(f)                                      1.87%           2.68%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.52)%          1.42%
 Portfolio Turnover Rate(g)                     1,438%            480%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b)  Commenced operations on March 1, 2003.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Pacific Investment Management Co LLC (PIMCO), seeks to achieve this objective by investing principally in:


- fixed-income securities

PIMCO invests under normal circumstances, at least 65% of the fund's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. For a discussion of fixed income securities, please see the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The fund's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

which U.S. and foreign issuer markets are subject. These risks include:


- changes in currency values



- currency speculation



- currency trading costs


- different accounting and reporting practices



- less information available to the public



- less (or different) regulation of securities markets



- more complex business negotiations



- less liquidity



- more fluctuations in prices



- delays in settling foreign securities transactions



- higher costs for holding shares (custodial fees)



- higher transaction costs



- vulnerability to seizure and taxes



- political instability and small markets



- different market trading days


- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LEVERAGING RISK
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- HIGH-YIELD/HIGH-RISK SECURITIES
The risks may include: credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI Index), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(Bar Chart)

2003                                                                             4.48
2004                                                                             3.79

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                9/30/2004           2.69%
------------------------------------------------------------
  Worst Quarter:               6/30/2004          (2.51)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                    (1.14)%         3.53%
--------------------------------------------------------------------
    Return after taxes on
    distributions(3)                       (2.35)%         2.21%
--------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares(3)            (0.50)%         2.28%
--------------------------------------------------------------------
  Class B                                  (1.79)%         3.72%
--------------------------------------------------------------------
  Class C                                   1.89%          4.02%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction
  for fees, expenses, or taxes)             4.34%          5.89%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                              A()        B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      4.75%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management fees                             0.70%     0.70%      0.70%
 Distribution and service (12b-1) fees       0.35%     1.00%      1.00%
 Other expenses                              0.29%     0.22%      0.39%
-------------------------------------------------------------------------
                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.34%     1.92%      2.09%
 EXPENSE REDUCTION(e)                       (0.00)%   (0.00)%    (0.00)%
                                            ------------------------------
 NET OPERATING EXPENSES                      1.34%     1.92%      2.09%
-------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.30%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.30%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $605       $879      $1,174      $2,011
    B(+)       $695       $903      $1,137      $2,093
    C          $312       $655      $1,124      $2,421
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $605       $879      $1,174      $2,011
    B(+)       $195       $603      $1,037      $2,093
    C          $212       $655      $1,124      $2,421
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $250 million.............................     0.70%
Over $250 million up to $750 million...........     0.65%
Over $750 million..............................     0.60%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.70% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:


   Pacific Investment Management Co LLC

   840 Newport Center Drive
   Newport Beach, California 92550

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.25% of average daily net assets.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

Mohamed El-Erian is responsible for the day-to-day management of the portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

MOHAMED EL-ERIAN is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group as well as head of the firm's emerging market portfolio management team. He joined the firm in May 1999, having being associated with Salomon Smith Barney/Citibank in London where he was managing director heading the emerging markets economic research team. Dr. El-Erian previously spent 15 years with the IMF, leading policy work on debt and country issues. He has published widely on international economic topics. In March of 2000, Dr. El-Erian was voted one of the "Ten Most Important Executives in LatAm Borrowing" in the poll conducted by Emerging Markets. In February 2003, PIMCO was awarded Global Investor's Award for Investment Excellence in Emerging Market Debt, and in June of 2003 Dr. El-Erian was included in Fortune Magazine's article entitled "The Real Mutual Fund Dream Team." He holds doctorate and master's degrees in economics from Oxford University, having completed his undergraduate degree at Cambridge University. Dr. El-Erian has served on several boards, including the Emerging Market Traders Association and the Emerging Markets Creditors Association. He is also a member of the IMF's Capital Markets Consultative Group.

WILLIAM H. GROSS, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                             CLASS A                           CLASS B                          CLASS C*
                                  -------------------------------------------------------------------------------------------------
                                       Year or Period Ended             Year or Period Ended              Year or Period Ended
                                  October 31,   October 31,(a,b)   October 31,   October 31,(a,b)    October 31,   October 31,(a,b)
                                  -------------------------------------------------------------------------------------------------
                                     2004        2003      2002       2004        2003      2002        2004             2003
                                  -----------   -------   ------   -----------   -------   -------   -----------   ----------------
Net Asset Value, Beginning of
 Period                              $10.52      $10.32   $10.00      $10.51      $10.32    $10.00      $10.51           $10.38
Investment Operations:
 Net Investment Income (Loss)          0.12        0.20     0.13        0.07        0.13      0.09        0.04             0.13
 Net Realized and Unrealized
   Gain (Loss)                         0.36        0.39     0.28        0.36        0.38      0.29        0.38             0.32
 Total Operations                      0.48        0.59     0.41        0.43        0.51      0.38        0.42             0.45
                                  -------------------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income           (0.14)      (0.25)   (0.09)      (0.08)      (0.18)    (0.06)      (0.08)           (0.18)
 From Net Realized Gains              (0.38)      (0.14)       -       (0.38)      (0.14)        -       (0.38)           (0.14)
   Total Distributions                (0.52)      (0.39)   (0.09)      (0.46)      (0.32)    (0.06)      (0.46)           (0.32)
Net Asset Value, End of Period       $10.48      $10.52   $10.32      $10.48      $10.51    $10.32      $10.47           $10.51
                                  -------------------------------------------------------------------------------------------------

Total Return(c)                        4.78%       5.88%    4.13%       4.30%       5.08%     3.80%       4.10%            4.47%
 Net Assets, End of Period
   (000's)                         $106,366     $56,452   $40,767    $28,219     $34,547   $30,909     $12,850           $5,231
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.34%       1.43%    1.65%       1.92%       2.08%     2.30%       2.09%            2.08%
   Total(f)                            1.34%       1.43%    1.81%       1.92%       2.08%     2.46%       2.09%            2.08%
 Net Investment Income (Loss) to
   Average Net Assets(d)               1.19%       1.91%    2.28%       0.64%       1.26%     1.63%       0.41%            1.25%
 Portfolio Turnover Rate(g)             385%        326%     240%        385%        326%      240%        385%             326%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX PIMCO Total Return commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Conservative High-Yield Bond is to seek a high level of current income by investing in high-yield debt securities.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

-fixed-income securities including investment grade bonds and high-yield/high risk bonds (commonly know as "junk bonds")


When investing in rated securities, the fund buys those rated B or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). When investing in rated commercial paper, the fund buys those rated Prime-2 or better by Moody's or A-2 or better by S&P. The fund may invest in unrated securities which, in AUIM's judgment, are of equivalent quality. If the rated securities held by the fund are downgraded, AUIM will consider whether to keep these securities.


Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top-down/bottom-up" approach in managing the fund's assets. The "top-down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom-up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top-down" and "bottom-up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD/HIGH-RISK SECURITIES
The risks may include: credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index (Merrill Lynch Index), a widely recognized unmanaged index of market performance which is a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

1995                                                                             18.43
1996                                                                              9.45
1997                                                                             11.53
1998                                                                              4.33
1999                                                                             -0.34
2000                                                                              4.18
2001                                                                              4.36
2002                                                                             -1.66
2003                                                                             20.12
2004                                                                              7.09

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          7.12%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (2.82)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-------------------------------------------------------------------------
                                                             10 YEARS OR
                                      1 YEAR      5 YEARS    INCEPTION(2)
-------------------------------------------------------------------------
  Class A(3)
-------------------------------------------------------------------------
    Return before taxes                2.00%       5.55%        7.01%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                   0.00%       2.88%        4.07%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          1.24%       3.04%        4.15%
-------------------------------------------------------------------------
  Class B(3)                           1.48%       5.75%        5.81%
-------------------------------------------------------------------------
  Class C(3)                           5.37%        N/A        13.32%
-------------------------------------------------------------------------
  Merrill Lynch Index (reflects no
  deduction for fees, expenses, or
  taxes)                              10.76%       7.31%        8.46%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the inception of the class.
(3) Inception dates: Class A (6/14/85); Class B (10/1/1995); and Class C (11/11/2002).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                                 A         B         C
-----------------------------------------------------------------------------
 Maximum sales charge (load) on purchases      4.75%      None     None
 (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%     2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                                 A         B         C
-----------------------------------------------------------------------------
 Management fees                               0.60%     0.60%     0.60%
 Distribution and service (12b-1) fees         0.35%     1.00%     1.00%
 Other expenses                                0.13%     0.12%     0.18%
-----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.08%     1.72%     1.78%
 EXPENSE REDUCTION(e)                         (0.00)%   (0.00)%    (0.00)%
                                                ----------------------
 NET OPERATING EXPENSES                        1.08%     1.72%     1.78%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $802      $1,042      $1,730
    B(+)       $675       $842      $1,033      $1,861
    C          $281       $560      $  964      $2,095
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $580       $802      $1,042      $1,730
    B(+)       $175       $542      $  933      $1,861
    C          $181       $560      $  964      $2,095
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

    First $400 million...........................     0.60%
    Over $400 million up to $750 million.........    0.575%
    Over $750 million............................     0.55%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.60% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:


   AEGON USA Investment Management, LLC

   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of assets up to $400 million; 0.25% over $400 million up to $750 million; and 0.20% in excess of $750 million.

PORTFOLIO MANAGERS:


DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUIM since 1975 and has been Senior Vice President since September 11, 1995.



BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUIM in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America. Mr. Beman has been Senior Vice President of AUIM since March 1, 2002. Prior to that date, he was Vice President since October 1, 1997.


AUIM has provided investment advisory services to various clients since 1989.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,               October 31,(a)
                                            ----------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   -------
Net Asset Value, Beginning of Period            $9.08        $7.93     $9.26     $9.24     $9.67
Investment Operations:
 Net Investment Income (Loss)                    0.52         0.57      0.57      0.72      0.69
 Net Realized and Unrealized Gain (Loss)         0.29         1.16     (1.31)     0.01     (0.37)
 Total Operations                                0.81         1.73     (0.74)     0.73      0.32
                                            ====================================================
Distributions:
 From Net Investment Income                     (0.52)       (0.58)    (0.59)    (0.71)    (0.69)
 From Net Realized Gains                            -            -         -         -     (0.06)
   Total Distributions                          (0.52)       (0.58)    (0.59)    (0.71)    (0.75)
Net Asset Value, End of Period                  $9.37        $9.08     $7.93     $9.26     $9.24
                                            ====================================================

Total Return(c)                                  9.23%       22.74%    (8.48)%    8.12%     3.37%
Net Assets, End of Period (000's)            $309,223     $193,708   $60,332   $50,755   $49,259
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.08%        1.22%     1.35%     1.41%     1.36%
   Total(f)                                      1.08%        1.22%     1.35%     1.41%     1.36%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 5.67%        6.57%     6.61%     7.35%     7.34%
 Portfolio Turnover Rate(g)                        49%          46%       64%       16%       11%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period            $9.08       $7.93     $9.26     $9.24     $9.67
Investment Operations:
 Net Investment Income (Loss)                    0.46        0.51      0.52      0.57      0.63
 Net Realized and Unrealized Gain (Loss)         0.29        1.17     (1.32)     0.10     (0.37)
 Total Operations                                0.75        1.68     (0.80)     0.67      0.26
                                            ===================================================
Distributions:
 From Net Investment Income                     (0.46)      (0.53)    (0.53)    (0.65)    (0.63)
 From Net Realized Gains                            -           -         -         -     (0.06)
   Total Distributions                          (0.46)      (0.53)    (0.53)    (0.65)    (0.69)
Net Asset Value, End of Period                  $9.37       $9.08     $7.93     $9.26     $9.24
                                            ===================================================
Total Return(c)                                  8.52%      21.94%    (9.03)%    7.45%     2.74%
Net Assets, End of Period (000's)             $49,422     $51,511   $31,336   $35,471   $13,808
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.72%       1.87%     2.00%     2.06%     2.01%
   Total(f)                                      1.72%       1.87%     2.00%     2.06%     2.01%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 5.05%       5.92%     5.96%     6.70%     6.69%
 Portfolio Turnover Rate(g)                        49%         46%       64%       16%       11%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period            $9.08           $8.08
Investment Operations:
 Net Investment Income (Loss)                    0.46            0.51
 Net Realized and Unrealized Gain (Loss)         0.28            1.02
 Total Operations                                0.74            1.53
                                            ==============================
Distributions:
 From Net Investment Income                     (0.46)          (0.53)
 From Net Realized Gains                            -               -
   Total Distributions                          (0.46)          (0.53)
Net Asset Value, End of Period                  $9.36           $9.08
                                            ==============================
Total Return(c)                                  8.41%          19.52%
Net Assets, End of Period (000's)             $25,379          $8,403
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.78%           1.87%
   Total(f)                                      1.78%           1.87%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 4.95%           5.92%
 Portfolio Turnover Rate(g)                        49%             46%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

- convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC Index), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2003                                                                             24.45
2004                                                                             13.63

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         11.89%
------------------------------------------------------------
  Worst Quarter:                9/30/2004         (1.40)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                              1 YEAR        FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                        8.23%         9.71%
---------------------------------------------------------------------
    Return after taxes on distributions(3)     4.86%         7.76%
---------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares(3)                5.40%         7.15%
---------------------------------------------------------------------
  Class B                                      7.93%        10.05%
---------------------------------------------------------------------
  Class C                                     11.55%        17.86%
---------------------------------------------------------------------
  MLAUSC Index (reflects no deduction for
  fees, expenses, or taxes)                    9.61%        10.63%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       4.75%       None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)    5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%       2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Management fees                              0.75%       0.75%       0.75%
 Distribution and service (12b-1) fees        0.35%       1.00%       1.00%
 Other expenses                               0.10%       0.04%       0.30%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.20%       1.79%       2.05%
 EXPENSE REDUCTION(e)                        (0.00)%     (0.00)%     (0.00)%
                                                --------------------------
 NET OPERATING EXPENSES                       1.20%       1.79%       2.05%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1,

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------


    2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.35%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.35%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $591       $838      $1,103      $1,860
    B(+)       $682       $863      $1,070      $1,950
    C          $308       $643      $1,103      $2,379
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $591       $838      $1,103      $1,860
    B(+)       $182       $563      $  970      $1,950
    C          $208       $643      $1,103      $2,379
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

First $250 million................................   0.75%
Over $250 million.................................   0.70%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.75% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:


KIRK J. KIM, (Lead Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor, he worked as a Securities analyst for The Franklin Templeton Group. He joined TIM's predecessor in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.



GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM. Mr. Rolle manages sub-advised funds and institutional separate accounts in the growth discipline. He joined TIM's predecessor in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.



EDWARD S. HAN (Portfolio Manager) is Vice President and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined TIM's predecessor in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            ------------------------------------------------------------------
                                                  Year or Period Ended              Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,   October 31,(a,b)
                                            ------------------------------------------------------------------
                                               2004         2003      2002        2004        2003      2002
                                            -----------   --------   -------   -----------   -------   -------
Net Asset Value, Beginning of Period           $11.32        $9.39    $10.00      $11.31      $9.38    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.21         0.24      0.14        0.14       0.17      0.11
 Net Realized and Unrealized Gain (Loss)         0.56         1.92     (0.67)       0.57       1.93     (0.68)
   Total Operations                              0.77         2.16     (0.53)       0.71       2.10     (0.57)
                                            ------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.22)        (0.23)    (0.08)      (0.15)     (0.17)    (0.05)
 From Net Realized Gains                       (0.87)            -         -       (0.87)         -         -
   Total Distributions                         (1.09)        (0.23)    (0.08)      (1.02)     (0.17)    (0.05)
Net Asset Value, End of Period                 $11.00       $11.32      9.39      $11.00     $11.31      9.38
                                            ==================================================================

Total Return(c)                                  7.06%       23.49%    (5.42)%      6.52%     22.58%    (5.68)%
Net Assets, End Of Period (000's)            $188,049     $175,175   $10,205      $6,379     $6,508    $1,138
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.20%        1.33%     1.73%       1.79%      1.98%     2.38%
   Total(f)                                      1.20%        1.33%     3.85%       1.79%      1.98%     4.50%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.83%        2.27%     2.59%       1.24%      1.62%     1.94%
 Portfolio Turnover Rate(g)                       157%         119%      170%        157%       119%      170%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $11.31           $9.36
Investment Operations:
 Net Investment Income (Loss)                    0.11            0.17
 Net Realized and Unrealized Gain (Loss)         0.57            1.95
   Total Operations                              0.68            2.12
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.15)          (0.17)
 From Net Realized Gains                        (0.87)              -
   Total Distributions                          (1.02)          (0.17)
Net Asset Value, End of Period                 $10.97          $11.31
                                            ==============================
Total Return(c)                                  6.33%          22.84%
Net Assets, End Of Period (000's)              $5,204          $5,048
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.05%           1.98%
   Total(f)                                      2.05%           1.98%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.98%           1.62%
 Portfolio Turnover Rate(g)                       157%            119%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Convertible Securities commenced operations March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

- fixed income debt securities and cash or cash equivalents

The fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed income debt securities and cash or cash equivalents. With respect to these investments:


    1. At least 50% of the value of the fund's total assets will be invested in
(a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Moody's) (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (S&P) (AAA, AA, A or BBB); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's, or A-1 or A-2 by S&P; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and



    2. Up to 50% of the value of the fund's total assets may be invested in other straight debt securities which are not rated by Moody's or S&P or, if so rated, are not within the grades or ratings referred to above.


Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

- SHORT-TERM TRADING
The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

    (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.


The sub-adviser may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.


Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- ACTIVE TRADING
The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- HIGH-YIELD/HIGH RISK SECURITIES
The risks may include: credit risk; greater vulnerability to economic changes; decline in market value in event of default; and less liquidity.

- MARKET RISK
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit Index (LBGC Index), a widely recognized unmanaged index of market performance which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(BAR CHART)

1995                                                                             18.89
1996                                                                              5.44
1997                                                                             11.57
1998                                                                              7.89
1999                                                                              0.93
2000                                                                              5.87
2001                                                                              6.95
2002                                                                              9.37
2003                                                                              5.53
2004                                                                              5.23

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/1995           6.39%
------------------------------------------------------------
  Worst Quarter:              6/30/2004          (3.79)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------------
                                                          10 YEARS OR
                                      1 YEAR    5 YEARS   INCEPTION(2)
--------------------------------------------------------------------------
  Class A(3)
--------------------------------------------------------------------------
    Return before taxes                 0.23%    5.55%       7.15%
--------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                  (2.16)%    3.45%       4.77%
--------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares(4)                      0.79%    3.51%       4.68%
--------------------------------------------------------------------------
  Class B(3)                          (0.28)%    5.72%       6.17%
--------------------------------------------------------------------------
  Class C(3)                            3.44%    N/A         4.98%
--------------------------------------------------------------------------
  LBGC Index (reflects no deduction
  for fees, expenses, or taxes)         4.19%    8.00%       7.80%
--------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the inception of the class.
(3) Inception dates: Class A (6/29/1987); Class B (10/1/1995); and Class C (11/11/2002).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


NOTE: TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed the fund and performance prior to that date is attributable to that manager; TIM employs different investment strategies than the previous sub-adviser.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      4.75%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management Fees                             0.80%     0.80%      0.80%
 Distribution and Service (12b-1) Fees       0.35%     1.00%      1.00%
 Other Expenses                              0.28%     0.23%      0.30%
-------------------------------------------------------------------------
 Total Annual Fund Operating Expenses        1.43%     2.03%      2.10%
 Expense Reduction(e)                       (0.00)%   (0.00)%    (0.00)%
                                               ----------------------
 Net Operating Expenses                      1.43%     2.03%      2.10%
-------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Projected annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004 and the most current contractual advisory fees.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.50%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 1.50%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $614       $906      $1,219      $2,107
    B(+)       $706       $937      $1,193      $2,204
    C          $313       $658      $1,129      $2,431
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $614       $906      $1,219      $2,107
    B(+)       $206       $637      $1,093      $2,204
    C          $213       $658      $1,129      $2,431
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:


            AVERAGE DAILY NET ASSETS
            ------------------------
First $100 million..............................     0.80%
Over $100 million up to $250 million............    0.775%
Over $250 million...............................    0.675%



For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.80% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $250 million of average daily net assets; 0.25% of the fund's average daily net assets over $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

PETER O. LOPEZ is Vice President and Director of Research, Fixed Income at TIM. Mr. Lopez manages sub-advised funds and institutional accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000.


HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining TIM's predecessor in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.


TIM, through its parent company, has provided investment advisory services to various clients since 1967.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $10.21       $9.94     $9.99     $9.26     $9.46
Investment Operations:
 Net Investment Income (Loss)                    0.41        0.36      0.40      0.47      0.57
 Net Realized and Unrealized Gain (Loss)         0.11        0.27      0.02      0.71     (0.19)
 Total Operations                                0.52        0.63      0.42      1.18      0.38
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                     (0.42)      (0.36)    (0.41)    (0.45)    (0.58)
 From Net Realized Gains                        (0.63)          -     (0.06)        -         -
   Total Distributions                          (1.05)      (0.36)    (0.47)    (0.45)    (0.58)
Net Asset Value, End of Period                  $9.68      $10.21     $9.94     $9.99     $9.26
                                            ===================================================

Total Return(c)                                  5.72%       6.39%     4.45%    13.14%     4.10%
 Net Assets, End of Period (000's)            $80,201     $87,898   $61,815   $29,600   $16,530
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.43%       1.49%     1.62%     1.68%     1.84%
   Total(f)                                      1.43%       1.50%     1.65%     1.70%     1.87%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 4.25%       3.56%     4.23%     4.84%     6.17%
 Portfolio Turnover Rate(g)                       169%        164%      245%      315%      166%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $10.20       $9.94     $9.99     $9.26     $9.46
Investment Operations:
 Net Investment Income (Loss)                    0.35        0.30      0.34      0.37      0.51
 Net Realized and Unrealized Gain (Loss)         0.12        0.25      0.02      0.74     (0.19)
 Total Operations                                0.47        0.55      0.36      1.11      0.32
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                     (0.36)      (0.29)    (0.35)    (0.38)    (0.52)
 From Net Realized Gains                        (0.63)          -     (0.06)        -         -
   Total Distributions                          (0.99)      (0.29)    (0.41)    (0.38)    (0.52)
Net Asset Value, End of Period                  $9.68      $10.20     $9.94     $9.99     $9.26
                                            ===================================================
Total Return(c)                                  5.13%       5.59%     3.83%    12.28%     3.46%
 Net Assets, End of Period (000's)            $45,338     $69,502   $67,220   $40,435   $14,008
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.03%       2.14%     2.27%     2.33%     2.49%
   Total(f)                                      2.03%       2.15%     2.30%     2.35%     2.51%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 3.61%       2.91%     3.58%     4.19%     5.52%
 Portfolio Turnover Rate(g)                       169%        164%      245%      315%      166%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.20           $9.98
Investment Operations:
 Net Investment Income (Loss)                    0.36            0.29
 Net Realized and Unrealized Gain (Loss)         0.10            0.22
 Total Operations                                0.46            0.51
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.36)          (0.29)
 From Net Realized Gains                        (0.63)              -
   Total Distributions                          (0.99)          (0.29)
Net Asset Value, End of Period                  $9.67          $10.20
                                            ==============================
Total Return(c)                                  5.02%           5.16%
 Net Assets, End of Period (000's)            $19,675          $8,178
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.10%           2.14%
   Total(f)                                      2.10%           2.15%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 3.74%           2.91%
 Portfolio Turnover Rate(g)                       169%            164%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
This fund is subject to the following principal investment risks:

- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

- DEFAULT RISK
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
To the extent the fund invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information will remain online for six months.

- INVESTOR PROFILE
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR GRAPH]

2003                                                                             0.34
2004                                                                             0.58

                                 7 DAY YIELD(1)
                            (as of October 31, 2004)

Class A   = 1.06%

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2004         0.29%
------------------------------------------------------------
  Worst Quarter:                9/30/2003         0.06%
------------------------------------------------------------

(1) Call Customer Service (1-888-233-4339) for the current 7 day yield.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

----------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND(3)
----------------------------------------------------------------------
  Return before taxes
----------------------------------------------------------------------
  Class A                                     0.58%         0.56%
----------------------------------------------------------------------
  Class B                                   (4.78)%       (0.84)%
----------------------------------------------------------------------
  Class C                                   (0.78)%         0.17%
----------------------------------------------------------------------


(2) Actual returns may depend on the investor's individual tax situation.


(3) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.


(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        None         None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or             None       5.00%(a)    1.00%(b)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       None         None       None
 redeemed)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(c)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Management fees                              0.40%        0.40%       0.40%
 Distribution and service (12b-1) fees        0.35%        1.00%       1.00%
 Other expenses                               0.44%        0.41%       0.56%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.19%        1.81%       1.96%
 EXPENSE REDUCTION(D)                        (0.36)%      (0.33)%     (0.48)%
                                               ---------------------------
 NET OPERATING EXPENSES                       0.83%        1.48%       1.48%
-----------------------------------------------------------------------------



(a) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1(st) year; 4%-2(nd) year; 3%-3(rd) year; 2%-4(th) year; and 1%-5(th)
    year).


(b) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.


(c) Projected annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, adjusted to no longer reflect voluntary 12b-1 fee waivers that occurred in fiscal year ended October 31, 2004 that are not expected to occur in the fiscal year ending October 31, 2005.


(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.48%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if for any month the estimated annualized fund operating expenses are less than 0.48%.


A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.


---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $342      $  620      $1,411
    B(+)       $651       $837      $1,049      $1,936
    C          $1251      $569      $1,013      $2,247
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $342      $  620      $1,411
    B(+)       $151       $537      $  949      $1,936
    C          $151       $569      $1,013      $2,247
---------------------------------------------------------



(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.


(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

All Average Daily Net Assets.....................    0.40%


For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.03% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.


For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.15% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.


A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2005.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                               CLASS A                            CLASS B
                                  -------------------------------------------------------------------
                                        Year or Period Ended               Year or Period Ended
                                  October 31,    October 31,(a,b)     October 31,   October 31,(a,b)
                                  -------------------------------------------------------------------
                                     2004         2003       2002        2004        2003      2002
                                  -----------   --------   --------   -----------   -------   -------
Net Asset Value, Beginning of
 Period                               $1.00        $1.00      $1.00       $1.00       $1.00     $1.00
Investment Operations:
 Net Investment Income (Loss)         0.004        0.004      0.008       0.001       0.001         -
 Net Realized and Unrealized
   Gain (loss)                            -            -          -           -           -         -
   Total Operations                   0.004        0.004      0.008       0.001       0.001         -
                                  -------------------------------------------------------------------
Distributions:
 From Net Investment Income          (0.004)      (0.004)    (0.008)     (0.001)     (0.001)        -
 From Net Realized Gains                  -            -          -           -           -         -
   Total Distributions               (0.004)      (0.004)    (0.008)     (0.001)     (0.001)        -
Net Asset Value, End of Period        $1.00        $1.00      $1.00       $1.00       $1.00     $1.00
                                  ===================================================================

Total Return(c)                        0.42%        0.39%      0.56%       0.14%       0.12%     0.28%
Net Assets, End of Period
 (000's)                           $185,311     $109,794   $131,949     $40,203     $54,324   $81,683
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              0.83%        0.83%      0.83%       1.10%       1.16%     1.48%
   Total(f)                            1.19%        1.22%      1.36%       1.81%(g)    1.87%(g)    2.01%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.45%        0.42%      0.93%       0.13%       0.08%     0.28%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                               $1.00            $1.00
Investment Operations:
 Net Investment Income (Loss)         0.001            0.002
 Net Realized and Unrealized
   Gain (loss)                            -                -
   Total Operations                   0.001            0.002
                                  ------------------------------
Distributions:
 From Net Investment Income          (0.001)          (0.002)
 From Net Realized Gains                  -                -
   Total Distributions               (0.001)          (0.002)
Net Asset Value, End of Period        $1.00            $1.00
                                  ==============================
Total Return(c)                        0.14%            0.12%
Net Assets, End of Period
 (000's)                            $22,277           $3,542
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              0.98%            1.04%
   Total(f)                            1.96%(g)         1.87%(g)
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.43%            0.21%


* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Money Market commenced operations on March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The Fund has restated its Financial Statements in order to properly present the Fund's gross distribution and service fees and offsetting waivers. The effect of this restatement was to increase the ratios of total expenses to average net assets by 0.38% and 0.32% for Class B, and 0.23% and 0.44% for Class C, for years ended October 31, 2004 and October 31, 2003, respectively. The Fund's ratios of net expenses to average net assets and net investment income ratio were not affected by this restatement.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain employees and affiliates of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TRANSAMERICA FUND ADVISORS, INC. (TFAI), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.

Each sub-adviser has confirmed, as of the time this prospectus is printed, that there are no ongoing legal proceedings that are likely to have a material adverse effect on the funds or on the ability of the sub-adviser to perform under its sub-advisory agreement.


TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.


TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.


AEGON/Transamerica Series Trust (ATST) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:


(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.


OPENING AN ACCOUNT



Fill out the New Account Application which is included in this prospectus or available on our website.


IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.idexfunds.com.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part.


Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth, residential address and Social Security Number or taxpayer identification number. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value ("NAV") per share.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

MINIMUM INVESTMENT*

                                          MINIMUM      MINIMUM
                                          INITIAL     SUBSEQUENT
                                         INVESTMENT   INVESTMENT
                                         (PER FUND    (PER FUND
TYPE OF ACCOUNT                           ACCOUNT)     ACCOUNT)
----------------------------------------------------------------
Regular Accounts                           $1,000        $50
IRAs                                       $1,000        $50
Uniform Gift to Minors (UGMA) or
  Transfer to Minors (UTMA)                $1,000        $50
Automatic Investment Plans                 $    0        $50**

 * TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

** Minimum per monthly fund account investment.

BY MAIL


- Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.



- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.


THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, TA IDEX and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

BY CHECK

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

- For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

- All checks must be made payable to Transamerica Fund Services, Inc.

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks and third-party checks may be accepted, subject to approval by TA IDEX.


- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.


BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website at www.idexfunds.com to obtain an AIP request form.

BY TELEPHONE

- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

- Once a purchase has been telephoned, it is irrevocable and may not be modified or canceled.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.


THROUGH AN AUTHORIZED DEALER


- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request a transfer of funds from your bank account to your TA IDEX account. Visit our website at www.idexfunds.com. Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

BY WIRE TRANSFER


- You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.



- Shares will be purchased at the next determined net asset value (NAV) after receipt of your wire if you have supplied all other needed information.


If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per fund account that has been returned.

SELLING SHARES


Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.


TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Maximum amount over the phone per day is the lesser of your available balance or

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

  $50,000 per fund account. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

DIRECT DEPOSIT - WIRE

- You may request an "Expedited Wire Redemption" in writing, or by phone. Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per fund account). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well. TA IDEX may waive this fee for group plans. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention:
  Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as a signature guarantee(s) if required.

- TELEPHONE OR INTERNET REQUEST: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000 per fund account. Note: certain redemptions must be in writing.

- Once a redemption has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.idexfunds.com to obtain a SWP form.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233-4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan (SWP) or telephone transactions.


- The type of account you have and if there is more than one shareholder.


- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee by all shareholders.

- A written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

- Purchases will be held at TA IDEX for 15 calendar days for funds to clear before they are eligible for redemption. Certain exceptions may apply.

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.


- Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.


- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed; for 2-day express delivery, a $15 fee will be assessed.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund.

- The minimum exchange to a new fund account is $1,000. If you want to exchange between existing fund accounts, the required minimum will be $50.

- Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

- Once an exchange has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

- Class T shares may be exchanged for only Class A shares of any TA IDEX fund, other than TA IDEX Janus Growth. Class A shares of all TA IDEX funds are subject to distribution and service (12b-1) fees.

- You may not exchange other classes of shares of the TA IDEX funds for Class T shares.

- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

- TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed during the first five (5) New York Stock Exchange trading days following their purchase date. The short-term trading redemption fee also applies to purchases made by exchange. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.


REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES



You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees is severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a qualified retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a fund.


WAIVER/EXCEPTIONS/CHANGES

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.


THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

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While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.



Reallocations in underlying TA IDEX funds by a TA IDEX Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.


CHECKWRITING SERVICE (FOR CLASS A SHARES OF TA IDEX TRANSAMERICA MONEY MARKET
ONLY)

If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your TA IDEX Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook be delivered overnight, you will incur a $20 service fee, a $30 service fee for Saturday delivery, or a $15 service fee for 2-day express delivery. The payment of funds is authorized by the signature(s) appearing on the TA IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the TA IDEX designated bank for its checkwriting service. TA IDEX has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the TA IDEX application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to TA IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or TA IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for IRAs, qualified retirement plans or Class B or Class C shares of TA IDEX Transamerica Money Market.

CUSTOMER SERVICE

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.idexfunds.com. You may also send instructions by mail, by fax, or by using the in-touch line.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT


If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.


MINIMUM DIVIDEND CHECK AMOUNTS


To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.


MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts. However, TA IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

- accounts opened within the preceding 24 months

- accounts with an active monthly Automatic Investment Plan ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

- UTMA/UGMA accounts

- Fiduciary accounts

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- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

-------------------------------------------------------------
ACCOUNT BALANCE               FEE ASSESSMENT
(PER FUND ACCOUNT)            (PER FUND ACCOUNT)
-------------------------------------------------------------
 If your balance is below     $25 fee assessed every
 $1,000 per fund account      year, until balance reaches
                              $1,000
-------------------------------------------------------------

TELEPHONE TRANSACTIONS

TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT (FIDUCIARY) ACCOUNT MAINTENANCE FEES

Retirement plan accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which only holds shares converted from a B-share account, and such B-share account, shall be considered one fund account for purposes of this fee. The fee is waived if the total of the retirement plan account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

A signature guarantee is required if any of the following is applicable:


- You request a redemption transaction totaling $100,000.


- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

- You are adding or removing a shareholder from an account.


- You are changing ownership of an account.


The funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

- It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the signature guarantee.

- The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation received from your employer will be used to properly allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

STATEMENTS AND REPORTS

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require prior year statements TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

                                       143
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Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

SHARE CERTIFICATES

TA IDEX does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by TA IDEX, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.


PRICING OF SHARES


HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.


Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.


HOW NAV IS DETERMINED

The NAV per share of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.


In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.


When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

CHOOSING A SHARE CLASS

TA IDEX offers three share classes, in this prospectus, each with its own sales charge and expense structure. (TA IDEX Janus Growth offers an additional class, Class T, and TA IDEX Federated Tax Exempt offers an additional class, Class M, but Class T and Class M shares are not available to new investors.)

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at

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--------------------------------------------------------------------------------

least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES - FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A TA IDEX Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.


If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a 401(k) plan. Other substantial investments may enable you to purchase Class A shares at a reduced sales charge. See the section entitled "Waivers and/or Reductions of Charges" in this prospectus.


CLASS B SHARES - BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

                                          AS A % OF DOLLAR
                                          AMOUNT (SUBJECT
YEAR AFTER PURCHASING                        TO CHANGE)
-----------------------------------------------------------
  First                                          5%
  Second                                         4%
  Third                                          3%
  Fourth                                         2%
  Fifth                                          1%
  Sixth and Later                                0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years).

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, effective March 1, 2004, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with TA IDEX or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES - LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares, except for TA IDEX Federated Tax Exempt.


Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a deferred sales charge. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a contingent deferred sales charge and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.


Currently, investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.

CLASS M SHARES - LEVEL LOAD (TA IDEX FEDERATED TAX EXEMPT ONLY)

(Closed to new investors)

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.60% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

CLASS T SHARES - FRONT LOAD (TA IDEX JANUS GROWTH ONLY)

(Closed to new investors)

When you buy Class T shares of TA IDEX Janus Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed.

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No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE


Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.


WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A AND CLASS T SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, and the current combined NAV value at the time of the purchase and the gross amount of the new purchase.


- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $500,000, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.


- By investing as part of a qualified group. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has agreed to include fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases. To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials. Please contact Customer Service (1-888-233-4339) for further information and assistance.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts.

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(ALL FUNDS EXCEPT TA IDEX BOND FUNDS(1) AND
TA IDEX TRANSAMERICA MONEY MARKET(2))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        5.50%       5.82%
  $50,000 to under $100,000            4.75%       4.99%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.75%       2.83%
  $500,000 to under $1,000,000         2.00%       2.04%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(TA IDEX BOND FUNDS(1))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        4.75%       4.99%
  $50,000 to under $100,000            4.00%       4.17%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.25%       2.30%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS T SHARE QUANTITY DISCOUNTS
(TA IDEX JANUS GROWTH)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $10,000                        8.50%       9.29%
  $10,000 to under $25,000             7.75%       8.40%
  $25,000 to under $50,000             6.25%       6.67%
  $50,000 to under $75,000             5.75%       6.10%
  $75,000 to under $100,000            5.00%       5.26%
  $100,000 to under $250,000           4.25%       4.44%
  $250,000 to under $500,000           3.00%       3.09%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

(1) TA IDEX bond funds includes TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX Federated Tax Exempt.

(2) There is no sales charge on Class A Shares of TA IDEX Transamerica Money Market.

* The funds' distributor, AFSG Securities Corporation ("AFSG"), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Class T shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A AND T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:

- Current or former TA IDEX trustees, directors, officers, full-time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, TFAI, any of the sub-advisers, any of their affiliates or family members thereof.

- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

- "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.

- For qualified retirement plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million.

- TA IDEX Asset Allocation portfolio investments in underlying TA IDEX funds.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS C, CLASS M AND CLASS T CONTINGENT DEFERRED SALES CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.idexfunds.com.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for classes of shares in certain funds of TA IDEX. (See the asset allocation funds for special 12b-1 fees for those funds.)

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS M SHARES (TA IDEX FEDERATED TAX EXEMPT ONLY). For these shares, the funds may pay AFSG an annual distribution fee of up to 0.60%, which includes an annual service fee of 0.25%. Class M shares are closed to new shareholders.

CLASS T SHARES (TA IDEX JANUS GROWTH ONLY). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

THE EFFECT OF RULE 12b-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Cambridge Investment Research, Associated Securities, Inc., Securities America, Centaurus Financial and Vera Vest, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $2,500 to $17,500 to Centaurus Financial, Harbour Investments, Questar Capital Corporation, Raymond James Financial Services and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.


As of the date of this prospectus, TCI has such revenue sharing arrangements with approximately 40 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.



For the calendar year ended December 31, 2004, TCI paid approximately $3 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. For the same period, TCI received revenue sharing payments ranging from $1,000 to $30,000 for a total of $316,000 from the following financial services firms to participate in its events: T. Rowe Price; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Transamerica Life Insurance Company; Prudential; Janus Capital Management; and ING Clarion CRA.


In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)


Also, TFAI pays, out of its own assets, financial intermediaries a "trail" fee for servicing and maintenance of accounts of Class T shareholders in TA IDEX Janus Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.


From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

Each fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

DISTRIBUTIONS FROM TA IDEX FEDERATED TAX EXEMPT

TA IDEX Federated Tax Exempt expects to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether reinvested or received in cash. However, dividends from the fund may not be entirely tax-exempt and any distributions by the fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the fund may be subject to state and local taxes.

Your annual statement will provide you with information about the exempt-interest dividends you have received. You must disclose this information on your federal tax return. The statement will also report the amount that relates to private activity bonds which could be subject to the alternative minimum tax (AMT). If you are subject to the AMT, please consult your tax advisor regarding the implications of holding shares in TA IDEX Federated Tax Exempt. If you receive Social Security or railroad retirement benefits, please consult your tax advisor and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed. Interest on indebtedness incurred by you to purchase or carry shares of TA IDEX Federated Tax Exempt generally will not be deductible for federal income tax purposes.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of TA IDEX Transamerica Money Market, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

If you receive an exempt-interest dividend on shares that you held for six months or less, any loss on the sale, redemption, or exchange of the shares will be disallowed to the extent of such exempt-interest dividend amount.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING


Shareholders that are not U.S. investors under the federal tax laws will generally be subject to U.S. withholding and are generally subject to special U.S. tax certification requirements. Additionally, a valid W-8BEN form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required to accompany the W-8BEN form.


TA IDEX PIMCO REAL RETURN TIPS

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. This means that taxes must be paid on principal adjustments and interest even though these amounts are not received until the bond matures.

This section applies only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.

ASSET ALLOCATION FUNDS

The asset allocation funds, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset
Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Growth Portfolio, may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying TA IDEX fund.

INVESTMENT POLICY CHANGES

TA IDEX American Century Large Company Value, TA IDEX Transamerica Equity, TA IDEX T. Rowe Price Small Cap, TA IDEX Great Companies - Technology(SM), TA IDEX Small/Mid Cap Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Convertible Securities, TA IDEX Clarion Real Estate Securities, and TA IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds (except, TA IDEX Clarion Real Estate Securities, TA IDEX Salomon All Cap, TA IDEX Great Companies - America(TM), TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Real Return TIPS and TA IDEX Great Companies - Technology(TM)) qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):

- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.

TA IDEX Salomon All Cap, TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS and TA IDEX T. Rowe Price Health Sciences each reserves the right to become a diversified investment company (as defined by the 1940
Act).

CONCENTRATION

Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the

                                   APPENDIX A-1

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary

                                   APPENDIX A-2

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of

                                   APPENDIX A-3

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN STOCK INDEX FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions;

- imperfect correlation;

- illiquidity;

- tax consequences;

- potential unlimited loss; and

- volatile net asset value due to substantial fluctuations in the value of these futures.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED INCOME INSTRUMENTS

Some funds invest in "Fixed Income Instruments," which as used in the relative fund's prospectus include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed Income Instruments.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

GENERAL OBLIGATION BONDS

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

PRIVATE ACTIVITY BONDS

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).

                                   APPENDIX A-4

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTING IN TAX-EXEMPT SECURITIES

Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.

INVESTING IN SPECIAL SITUATIONS

Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process;

- a management change;

- a technological breakthrough;

- an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX-EFFICIENT MANAGEMENT

Certain managers strive to manage each fund in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, managers generally seek to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the managers looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

ASSET ALLOCATION FUNDS

The performance of the asset allocation funds is dependent largely upon the performance of the underlying funds in which they invest. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject, indirectly, to all of the risks associated with its underlying funds.

In addition, each asset allocation fund bears its pro rata share of the underlying funds' expenses, and is subject to the effects of business and regulatory developments that affect the underlying funds, and the investment company industry generally.

                                   APPENDIX A-5

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

VARIOUS INVESTMENT TECHNIQUES

Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

RESERVE INVESTMENT FUNDS

TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Health Sciences and TA IDEX T. Rowe Price Tax-Efficient Growth may invest in money market instruments directly or indirectly through investment in an internally managed money market fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

- high volatility;

- no track record for consideration;

- securities are less liquid; and

- earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds' shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

                                   APPENDIX A-6

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B,        Predominantly speculative with respect to the issuer's
                                      CCC,CC,C     capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked shortcomings.
                                      C            Lowest rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

Back Cover

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.

Transamerica IDEX Mutual Funds
www.idexfunds.com
P. O. Box 9012 o Clearwater, FL 33758-9012
Investor Services: 1-888-233-4339 o Sales Support: 1-800-851-7555
Distributor: AFSG Securities Corporation, Member NASD


Shareholder inquiries and transaction requests should be mailed to:
Transamerica IDEX Mutual Funds
P.O. Box 219945
Kansas City, MO 64121-9945


ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2005, and in the Annual and Semi-Annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

ISF000020605